SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

         [   ]    Preliminary Proxy Statement
         [   ]    Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X  ]    Definitive Proxy Statement
         [   ]    Definitive Additional Materials
         [   ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       Mid Atlantic Medical Services, Inc.
               __________________________________________________
                (Name of Registrant as Specified In Its Charter)

             _______________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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

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                  Party:

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






                       MID ATLANTIC MEDICAL SERVICES, INC.
                                  4 Taft Court
                            Rockville, Maryland 20850
                                 (301) 762-8205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 1999

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders ("Annual Meeting") of Mid Atlantic Medical Services, Inc. ("Company") will be held on April 26, 1999 at 10:00 a.m., Rockville time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 for the following purposes:

         1. To elect five directors for a three year term and one director for a two year term (Proposal 1);

         2. To ratify the adoption of the 1999 Non-Qualified Stock Option Plan (Proposal 2);

         3. To ratify the adoption of the 1999 Senior Management Bonus Plan (Proposal 3); and

         4. To transact such other business and other matters and proposals as may properly come before the meeting or any adjournment or adjournments thereof.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 4, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


         In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                    By Order of the Board of Directors,

                                    /s/Sharon C. Pavlos


                                    Sharon C. Pavlos
                                    Secretary

Rockville, Maryland
March 31, 1999

         IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       MID ATLANTIC MEDICAL SERVICES, INC.
                                  4 Taft Court
                            Rockville, Maryland 20850
                                 (301) 762-8205

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1999


         This Proxy Statement is furnished to stockholders of Mid Atlantic Medical Services, Inc., a Delaware corporation ("Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1999 annual meeting of stockholders of the Company ("Annual Meeting"), to be held on April 26, 1999, at 10:00 a.m., Rockville time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 and at any adjournments thereof. It is anticipated that the mailing of this Proxy Statement and the form of proxy to stockholders will commence on or about March 31, 1999.


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR Proposal 1 to elect the designated nominees for directors; and (2) FOR Proposal 2 to ratify the adoption of the 1999 Non-Qualified Stock Option Plan ("1999 Plan"); and (3) FOR Proposal 3 to ratify the adoption of the 1999 Senior Management Bonus Plan. If any other matters are properly brought before the Annual Meeting that require a stockholder's vote, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with the determination of a majority of the Board of Directors.

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The cost of  solicitation  of  proxies  will be borne  by the  Company.  In addition to the solicitation of proxies by mail, the Company or one of its subsidiaries, MD-Individual Practice Association, Inc. ("MD-IPA"), Physicians Health Plan of Maryland, Inc. ("PHP-MD"), Optimum Choice, Inc. ("OCI"), MD-IPA Surgicenter, Inc. ("Surgicenter"), HomeCall, Inc. ("HomeCall"), HomeCall Pharmaceutical Services, Inc. ("HPS," formerly known as HomeCall Infusion Services, Inc.), HomeCall Hospice Services, Inc. ("HHS"), Mid Atlantic Psychiatric Services, Inc. ("MAPSI"), Alliance PPO, LLC ("Alliance"), MAMSI Life and Health Insurance Company ("MLH"), FirstCall, Inc. ("FirstCall"), Optimum Choice, Inc. of Pennsylvania ("OCIPA"), Optimum Choice of the Carolinas, Inc. ("OCCI"), MAMSI Insurance Agency of the Carolinas, Inc. ("MIACI"), MAMSI
Insurance Resources, LLC ("MIRI," formerly known as MAMSI Insurance Agency, Inc.), or Frederick Associates, LLC (collectively, "Subsidiaries"), through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         The securities that can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on each matter presented at the Annual Meeting. The close of business on March 4, 1999 has been fixed by the Board of Directors as the record date ("Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. There were 775 record holders of Common Stock as of such date. The number of shares of Common Stock outstanding on the Record Date was 51,134,162. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the event that less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. A plurality of the total number of shares present or represented by proxy will be necessary to elect directors (Proposal 1) and a simple majority of the total number of shares present or represented by proxy will be necessary to approve Proposal 2 and Proposal 3.

                  On March 9, 1999, the Company's Board of Directors unanimously voted to clarify and amend the Company's By-laws to not require any director who is being elected to fill a vacancy in the Board resulting from an increase in the number of authorized directors to be elected by the vote of three-quarters of the votes cast at a meeting of shareholders unless the increase in the number of authorized directors is a result of an action of the stockholders. Section 2.5(b) of the Company's By-laws as amended March 9, 1999 now reads: "(b) A majority of the votes cast at a duly held meeting of stockholders at which a quorum is present (stockholders represented by proxy shall be deemed present) shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless a greater vote, or voting by classes, is required by law or by the Certificate of Incorporation or by these By-Laws on any question, and except that, in elections of directors, those receiving the greatest number of votes shall be deemed elected even though not receiving a majority. Notwithstanding the above, at all meetings of the stockholders, any newly created directorship resulting from any increase in the authorized number of directors by action of the stockholders may be filled by the affirmative vote of three-quarters (3/4) of the votes cast at the meeting. Any vacancy in the Board of Directors resulting from the resignation of a director or for any other cause other than the removal of a director by the stockholders may be filled by the affirmative vote of the plurality of the votes cast at the meeting."

         A copy of the Annual Report to Stockholders, including certified financial statements, for the fiscal year ended December 31, 1998, accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 1998 with the Securities and Exchange Commission ("SEC"). Stockholders may obtain, free of charge, a copy of such Annual Report by writing to Sharon C. Pavlos, Secretary, Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850.

                            STOCK OWNED BY MANAGEMENT

         The following table sets forth information as of February 25, 1999 or with respect to the shares of the Company's Common Stock beneficially owned by each current director of the Company, by each nominee who is not currently a director, by each executive officer listed in the Summary Compensation Table below and by all current directors and executive officers of the Company as a group. There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. All ownership consists of sole voting and dispositive power, except as noted.

Name                                                      Amount and Nature                      Percent of
                                                          of Beneficial                          Common Stock
                                                          Ownership(1)                           Outstanding
Thomas P. Barbera*                                        62,800     (2)                         **

Francis C. Bruno, M.D.*                                   49,788     (3)                         **

John H. Cook, III, M.D.                                     9,245    (4)                         **

Raymond H. Cypess, D.V.M., Ph.D.                            8,048    (5)                         **

Stanley M. Dahlman, Ph.D.                                   7,256    (6)                         **

J. Stevens Dufresne                                       178,310    (7)    **

Robert E. Foss                                             51,400    (8)                         **

Mark D. Groban, M.D.                                      160,246    (9)                         **

Joseph L. Guarriello                                      127,556    (10)                        **

George T. Jochum                                        1,728,142    (11)  3.5%

John P. Mamana, M.D.                                       15,056    (12)                        **

William M. Mayer, M.D.                                     52,176    (13)                        **

Edward J. Muhl                                              7,056    (14)                        **

Gretchen P. Murdza                                          8,578    (15)                        **

Janet L. Norwood*                                                  0                             **

John A. Paganelli*                                                 0                             **

Ivan R. Sabel*                                                     0                             **

James A. Wild*                                              9,394    (16)                        **

All current directors, and                              2,677,629    (17)  5.4%
executive officers as a group (27 persons)

         *Nominee for director
         **Represents less than 1% of the outstanding shares of Common Stock.

     (1) This number includes shares of Common Stock over which the director or officers has voting power under the Amended and Restated Mid Atlantic Medical Services, Inc. Stock Compensation Trust Agreement ("Trust"). Under the Trust, each of the persons who holds an option granted under the Company's 1990 Non-Qualified Stock Option Plan, 1991 Non-Qualified Stock Option Plan, 1992 Non-Qualified Stock Option Plan, 1993 Non-Qualified Stock Option Plan, 1994 Non-Qualified Stock Option Plan, 1995 Non-Qualified Stock Option Plan, 1996 Non-Qualified Stock Option Plan, or 1998 Non-Qualified Stock Option Plan (collectively, the "Plans") has the right to one equal vote of the Common Stock held in the Trust. As the Trust held 8,523,950 shares of Common Stock on February 25, 1999 and there were 1,208 option holders under the Plans as of such date, each option holder has the right to vote 7,056 shares of Common Stock held by the Trust. Shares for which the trustee of the Trust does not receive voting instructions will be voted by the trustee of the Trust for, against or withheld in the same proportions as those shares of Common Stock for which the trustee does receive voting instructions. As the number of shares held by the Trust that each option holder has the right to vote (7,056 shares) is less than the number of presently exercisable options held by each current director, executive officer or nominee (other than Dr. Bruno, Dr. Cook, Dr. Cypess, Dr. Dahlman, Mr. Dufresne, Mr. Guarriello, Dr. Mamana, Dr. Mayer, Mr. Muhl, Ms. Murdza, and Mr. Wild), the beneficial ownership of each person (other than Dr. Bruno, Dr. Cook, Dr. Cypess, Dr. Dahlman, Mr. Dufresne, Mr. Guarriello, Dr. Mamana, Dr. Mayer, Mr. Muhl, Ms. Murdza, and Mr. Wild ) did not increase as a result of the Trust.

     (2) Represents presently exercisable options to purchase 60,000 shares of Common Stock.

     (3) Includes 2,306 shares of Common Stock held by his spouse and 7,056 shares that he has the right to direct the voting of under the Trust.

     (4) Includes 434 shares of Common Stock held by his spouse and 7,056 shares that he has the right to direct the voting of under the Trust.

     (5) Includes 7,056 shares that he has the right to direct the voting of under the Trust. (6) Includes 7,056 shares that he has the right to direct the voting of under the Trust. (7) Includes 7,056 shares that he has the right to direct the voting of under the Trust. (8) Represents 51,000 presently exercisable options to purchase shares of Common Stock.

     (9) Represents 60,000 presently exercisable options to purchase shares of Common Stock and 9,500 Shares of Common Stock held by his spouse and children.

     (10) Includes 30,000 shares of Common Stock held by his spouse, 7,056 shares that he has the right to direct the voting of under the Trust.

     (11) Includes 11,640 shares of Common Stock held by his spouse, 3,420 shares held in his IRA, 3,582 shares held in the Company's 401(k) Plan, and presently exercisable options to purchase 879,500 shares of Common Stock.

     (12) Includes 7,056 shares that he has the right to direct the voting of under the Trust and 7,000 shares owned by a partnership and a corporation in which Dr. Mamana has an ownership interest.

     (13) Includes 7,056 shares that he has the right to direct the voting of under the Trust. (14) Represents 7,056 shares that he has the right to direct the voting of under the Trust.

     (15) Includes 7,056 shares that she has the right to direct the voting of under the Trust and 302 shares held as part of the Company's 401(K) Plan.

     (16) Includes 7,056 shares that he has the right to direct the voting of under the Trust.

     (17) This number also includes 80,680 shares of Common Stock held by the spouses of executive officers, 13,250 shares held in executives IRA accounts, 6,259 shares held in the Company's 401(K) Plan, 4,800 shares held for the benefit of minor children and 1,111,508 presently exercisable options to purchase shares of Common Stock.

                             PRINCIPAL STOCKHOLDERS


         As of February  25,  1999,  no persons or groups  within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), were known by management to beneficially own more than five percent of the Company's Common Stock except as follows:


Name and Address                                     Number of Shares                   Percent of Outstanding
                                              of Common Stock Common Stock
Crabbe Huson Group, Inc.                             4,925,100       (1)                9.63%
     121 S.W. Morrison, Suite 1400
     Portland, OR  97204

Massachusetts Financial Services Company             4,391,828       (2)                8.59%
MFS Series Trust II - MFS Energy Growth Fund
     500 Boylston Street
     Boston, Massachusetts 02116

SG Cowen Securities Corporation                      4,982,870       (3)                9.74%
     1221 Avenue of the Americas
     New York, NY  10020


Franklin Resources, Inc.                             4,246,400       (4)                8.3%
Charles B. Johnson
Rupert H. Johnson, Jr.
     777 Mariners Island Blvd.
     San Mateo, California 94404
Franklin Mutual Advisors, Inc.
     51 John F. Kennedy Parkway
     Short Hills, New Jersey 07078


     (1) Crabbe Huson Group, Inc. reports that it has shared voting power and shared dispositive power with respect to 4,499,200 and 4,925,100 shares, respectively, as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. This information is based on Amendment No. 1 to Schedule 13G dated February 12, 1999.

     (2) Of these shares of Common Stock, 2,359,888 of the shares are beneficially owned by MFS Series Trust II MFS Emerging Growth Fund and 4,391,828 are beneficially owned by Massachusetts Financial Services Company ("MFS") and 2,031,940 shares are beneficially owned by certain other non-reporting entities. This information is based on a schedule 13G dated February 11, 1999.

     (3) SG Cowen Securities Corporation reports that it has sole voting and dispositive power with respect to 133,220 shares, shared voting power with respect to 3,814,800 shares, and shared dispositive power with respect to 4,849,650 shares. This information is based on a Schedule 13G dated February 8, 1999.


     (4) Franklin Mutual Advisers, Inc. reports that it has sole voting and dispositive power with respect to 4,246,400 shares. Franklin Resources, Inc. reports that it is the parent holding company of Franklin Mutual Advisers, Inc. and Charles B. Johnson and Rupert H. Johnson, Jr. report that they are principal shareholders of Franklin Resources, Inc. This information is based on Amendment 2 to Schedule 13G dated January 27, 1999.




                              ELECTION OF DIRECTORS

                                  (Proposal 1)

     The terms of office of Thomas P. Barbera,  Francis C. Bruno,  M.D., Stanley
M. Dahlman,  Ph.D., and James A. Wild expire at the Annual Meeting.  Dr. Francis
C. Bruno, James A. Wild, John A. Paganelli, Ivan R. Sabel, and Janet L. Norwood have been nominated by the Board of Directors for election to the Board, each to serve for a three-year term. Mr. Thomas Barbera has been nominated by the Board of Directors for election to the Board to serve for a two-year term. The terms of approximately one-third of the Board expire each year at the Annual Meeting. Directors serve until their successors are duly elected and qualified. Following the Annual Meeting, the size of the Board of Directors will be 14 and, if the nominees are elected, there will be no vacancies on the Board.

     In connection with the settlement of certain litigation among Francis Bruno, M.D., Stanley Dahlman, Mark D. Groban, M.D., Gretchen Murdza and William
M. Mayer, M.D., current directors of the Company, and George T. Jochum, the Company's former Chairman, President and Chief Executive Officer, and the Company, the parties appointed a Transition and Search Committee. This Committee, composed of Dr. Bruno, Mr. Dahlman, John P. Mamana, M.D. and Edward
J. Muhl, is to identify and recommend to the Board nominees for election as directors at the Annual Meeting. This Committee identified and proposed Dr. Bruno, Mr. Wild, John A. Paganelli, Ivan R. Sabel and Janet L. Norwood as nominees for director at the Annual Meeting.

     Except as stated above, there are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected as a director. If any nominee becomes unavailable for election for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted by any of the persons serving as proxies for the person designated by the Company's Board of Directors to replace the nominee or to fill such other vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any other such vacancy on the Board will occur. Each nominee has consented to be named and has indicated his or her intent to serve if elected. Except as noted below, there are no family relationships among any director, nominee for director or executive officer of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the names of the six nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting, as well as the executive officers who are not directors. Also set forth is certain other information with respect to each such person's age, the periods during which he or she has served as a director of the Company and positions currently held with the Company and its Subsidiaries.


Name and Age (1)                               Director    Term of    Directorships; Positions with the Company
                                               Since       Office
                                                           Expires
                                                           Annual
                                                           Meeting
Continuing Directors:


John H. Cook III, M.D., 62                       1990        2001(6)  Director of the Company, MLH and PHP-MD.

Raymond H. Cypess, D.V.M., Ph.D., 57             1998        2001     Director of the Company and MLH.

Robert E. Foss, 48                               1998        2001     Director of the Company,  MLH,  HomeCall,  FirstCall,  HPS,
                                                                      HHS and  Surgicenter;  Senior  Executive Vice President and
                                                                      Chief  Financial  Officer of the  Company,  MLH,  Alliance,
                                                                      MAPSI,    MD-IPA,    HomeCall,    FirstCall,    HPS,   HHS,
                                                                      Surgicenter, OCI, OCIPA, OCCI, MIRI, PHP-MD and MIACI.

Mark D. Groban, M.D., 57                         1990        2000(3)  Director  of  the  Company,   MLH,  PHP-MD,  MAPSI,  MIACI,
                                                                      MD-IPA,   Surgicenter,    OCI,   OCCI,   OCIPA,   HomeCall,
                                                                      FirstCall,  HPS,  HHS;  President of Alliance,  MAPSI,  and
                                                                      MIACI;   Chairman  of  the  Company,   MLH,  MAPSI,  MIACI,
                                                                      MD-IPA,   Surgicenter,    OCI,   OCCI,   OCIPA,   HomeCall,
                                                                      FirstCall,  HPS, HHS;  Chief  Executive  Officer of PHP-MD;
                                                                      Executive  Vice  President and Medical  Director of Quality
                                                                      Improvement  of  the  Company,   MLH,  PHP-MD,   FirstCall,
                                                                      HomeCall,  HPS, HHS,  MDIPA,  Surgicenter,  OCI,  OCCI, and
                                                                      OCIPA.

John P. Mamana, M.D., 56                         1997        2000     Director of the Company, MLH and PHP-MD.

William M. Mayer, M.D., 51                       1993        2000(4)  Director of the Company, MLH
                                                                      and PHP-MD.

Edward J. Muhl, 53                               1998        2001     Director of the Company and MLH.

Gretchen P. Murdza, 51                           1997        2000     Director of the Company,  HomeCall,  FirstCall,  HPS,  HHS,
                                                                      and  MLH;   Chief   Executive   Officer  of  FirstCall  and
                                                                      HomeCall; President of HPS and HHS.


Nominees (for a three-year term expiring in 2002):

Francis C. Bruno, M.D., 57                       1986        1999(2)  Director  of the  Company,  MLH  and  PHP-MD;  Chairman  of
                                                                      PHP-MD;Co-Medical Director of HHS.

Janet L. Norwood, 75

John A. Paganelli,  64

Ivan R. Sabel, 53

James A. Wild,  47                                1989        1999(5)  Director of the Company, MLH,
MD-
IPA and Surgicenter.


Nominee (for a two-year term expiring in 2001)

Thomas P. Barbera, 48                             1996        1999     Director  of  the  Company,  MLH,  MIACI,  and  MIRI;  Vice
                                                                       Chairman,   Chief   Executive   Officer,    President   and
                                                                       Executive  Vice  President,  Governmental  Services  of the
                                                                       Company and MLH; Chief  Executive  Officer and President of
                                                                       MIRI,  OCCI, OCI; Chief Executive  Officer of HPS,  MD-IPA,
                                                                       MIACI,  OCIPA,  HHS and MAPSI;  Executive  Vice  President,
                                                                       Governmental  Services  and  Assistant  Secretary  of  HPS,
                                                                       HHS, MIRI, OCCI,  FirstCall,  and HomeCall;  Executive Vice
                                                                       President,  Governmental  Services of the Company,  MD-IPA,
                                                                       OCI, OCIPA, Alliance, and  MAPSI.




Executive  Officers Who Are Not Current  Directors or Nominees or Whose Terms as Director Will Not Continue After the 1999
Shareholders Meeting:


Paul E. Dillon, 47                                                      Director of MD-IPA;  Senior Vice  President,  and Treasurer
                                                                        of  the   Company,   MLH,   Alliance,   MAPSI,   FirstCall,
                                                                        HomeCall,  HPS,  HHS,  Surgicenter,   MD-IPA,  OCI,  OCIPA,
                                                                        OCCI, and PHP-MD.

J. Stevens Dufresne, 43                                                 Director of Alliance,  MAPSI,  PHP-MD,  OCI,  OCCI,  OCIPA,
                                                                        Surgicenter,  MIACI, and MIRI; Chief Executive  Officer and
                                                                        President of  Surgicenter;  President  of OCIPA;  Executive
                                                                        Vice  President,  Provider  Networks of the  Company,  MLH,
                                                                        Alliance,  FirstCall,  HomeCall,  HPS, HHS,  MAPSI,  MDIPA,
                                                                        OCI, OCCI and PHP-MD.

Vera C. Dvorak, M.D., 52                                                Director of PHP-MD,  HomeCall, and FirstCall;  President of
                                                                        PHP-MD;  Executive Vice  President and Medical  Director of
                                                                        the Company,  Alliance,  MAPSI, HomeCall,  FirstCall,  HPS,
                                                                        HHS, MD-IPA, OCI, OCCI, OCIPA and Surgicenter.


Catherine M. Fridell, 41                                                Director of MD-IPA,  OCI, OCCI,  and OCIPA;  Executive Vice
                                                                        President  of Claims and Chief  Operating  Officer of OCIPA
                                                                        and  OCCI;  Executive  Vice  President  of  Claims  of  the
                                                                        Company,  MLH,  Alliance,  FirstCall,  HomeCall,  HPS, HHS,
                                                                        MAPSI, MD-IPA, Surgicenter, OCI, OCCI, OCIPA and PHP-MD.


Susan D. Goff, 53                                                       Director  of  Alliance,  MAPSI,  MD-IPA,  MIACI  and  MIRI;
                                                                        President   of  MD-IPA;   Senior  Vice   President  of  the
                                                                        Company, MLH, OCI, OCIPA and OCCI.

Debbie J. Hulen, 39
                                                                        Director of OCI,OCCI, and OCIPA. Senior Vice President of
                                                                        the Company, MLH, MIRI,OCCI, OCI,and OCIPA.

Christopher E. Mackail, 40                                              Senior Vice  President and  Controller of the Company,  and
                                                                        MLH.



Sharon C. Pavlos, 40                                                    Executive  Vice  President,  General  Counsel and Secretary
                                                                        of   the   Company,   MLH,   Alliance,   MAPSI,   HomeCall,
                                                                        FirstCall,  HPS, HHS,  MD-IPA,  Surgicenter,  MIACI,  MIRI,
                                                                        OCI, OCCI, OCIPA and PHP-MD.

Mary E. Shocklee, 36                                                    Vice  President,   Accounting  Operations,  MLH,  Alliance,
                                                                        MAPSI,  HPS, HHS, MD-IPA,  Surgicenter,  MIACI,  MIRI, OCI,
                                                                        OCCI, OCIPA and PHP-MD.


(1)      Signifies age as of December 31, 1998.

(2) Dr. Bruno was not a Director of the Company from April 1991 to April 1992 or from April 1994 to April 1995. (3) Dr. Groban was not a Director of the Company from April 1993 to April 1994. (4) Dr. Mayer was not a Director of the Company from April 1995 to April 1996. (5) Mr. Wild was not a Director of the Company from April 1992 to April 1993. (6) Dr. Cook was not a Director of the Company from April 1993 to April 1995 or from April 1997 to April 1998.

         Information concerning the principal occupations or employment of the directors, nominees for director and executive officers of the Company for the past five years and other biographical data are set forth below.

Continuing Directors and Nominees:

     Thomas P. Barbera was elected interim President and Chief Executive Officer on January 8, 1999. He was elected Vice Chairman of the Company on May 6, 1996. Mr. Barbera became Executive Vice President of Government Relations and Assistant Secretary for the Company and MLH in May of 1993. From December 1987 until May 1993, Mr. Barbera was a partner at Weinberg and Green, a general practice law firm in Baltimore, Maryland.

     Francis C. Bruno, M.D. received a B.S. from Kings College in 1964 and a M.D. from New York Medical College in 1968. He is Board certified in family practice and has practiced medicine since 1972.

     John H. Cook III, M.D. is a board certified practitioner of internal medicine. From June 1957 to July 1973, Dr. Cook served in the United States Navy. In 1977, Dr. Cook received an M.D. from Yale University School of Medicine and, in 1957, Dr. Cook received a B.S. from the United States Naval Academy. Dr. Cook has been in private practice since 1980.

     Raymond H. Cypess, D.V.M., Ph.D. is President and CEO of American Type Culture Collection, Rockville, Maryland. Dr. Cypess was an Associate Professor of Epidemiology and Microbiology at the University of Pittsburgh School of Public Health from 1970 to 1973, Professor and Chairman at the New York State College of Veterinary Medicine from 1977 to 1987, and Dean of the College of Graduate Health Sciences, as well as Professor of Microbiology, Immunology, and Comparative Medicine, and Vice Provost for Research and Research Training, at the University of Tennessee, Memphis from 1989 to 1993. Dr. Cypess is a fellow of the Infectious Disease Society and a Member of the American Epidemiology Society. Dr. Cypess received a B.S. in biology from Brooklyn College in 1961, a B.Agri. from the University of Illinois in 1965, and a D.V.M. from the University of Illinois in 1967. In 1970, Dr. Cypess received a Ph.D. in Parasitology from the University of North Carolina.

     Robert E. Foss was elected Senior Executive Vice President and Chief Financial Officer on January 8, 1999. Mr. Foss joined the Company on July 1, 1994 as its Executive Vice President and Chief Financial Officer. For more than five years prior to July 1, 1994, Mr. Foss was a partner with Ernst & Young LLP's Washington, D.C. office. Ernst & Young LLP has served as the Company's independent public accountants since June 2, 1989 and Mr. Foss was the audit partner on the Company's account. Mr. Foss received a BSBA from the University of Colorado in 1971 and became a CPA in 1972.

     Mark D. Groban, M.D. was elected interim Chairman of the Board on January 8, 1999. Dr. Groban is a Board certified psychiatrist who joined the Company full time on December 1, 1990 after being in full time practice since 1973. Dr. Groban served as a consultant from February 1988 to October 1989 for MD-IPA's managed mental health program. He became President of MAPSI in October 1989. In May 1991, he became President of Alliance. In October 1996, Dr. Groban assumed the responsibility for the Quality Improvement Department and was named Executive Vice President and Medical Director of Quality Improvement for the Company.


     John P. Mamana, M.D. received his B.A. from Harvard University and his M.D. degree from Boston University School of Medicine. Dr. Mamana is a Director of American Health Properties as well as a member of the Audit and Compensation Committee of that entity. Dr. Mamana is also Chief Executive Officer, Chairman of the Board and a Director of American Health Sciences Inc. Dr. Mamana has practiced internal medicine in Springfield, Virginia since 1974. In 1978, he founded Virginia Medical Associates, P.C., a multi-specialty group practice, and served as the President, Chief Executive Officer, and Chairman of the Board until December 1997. During 1998, Virginia Medical Associates, P.C. declared bankruptcy. Dr. Mamana served as the Chief Executive Officer and Chairman of the Board for Gateway Physicians Services (formerly Virginia Health Partners) and as the Chief Medical Officer of Health Partners, Inc. in Norwalk, Connecticut from 1994 until January 1998. Dr. Mamana has been a Clinical Associate Professor of Medicine at Georgetown University Medical School since 1987. He has served as a member of the Board of Directors of American Health Properties, since May 1997 and as the Chairman and Chief Executive Officer of American Health Sciences, Inc. since January 1998.


     William M. Mayer, M.D. received a B.S. from Georgetown University in 1967 and his M.D. degree from New York Medical College in 1971. He completed an internal medicine internship at the Cornell Cooperating Hospitals and completed his Ob-Gyn residency at New York Medical College. Following completion of his residency, he was the chief of Ob-Gyn at Kimbrough Army Hospital, serving as a major in the U.S. Army. Upon completion of his tour of duty, he entered private practice in the field of Ob-Gyn in Columbia, Maryland and has practiced in Columbia since 1977.

     Edward J. Muhl is Executive Vice President and Member of the Board of Directors of Peterson Consulting, LLC a business and insurance consulting firm. Mr. Muhl was Superintendent of Insurance for the State of New York from 1995 to 1997. He is a former President of the National Association of Insurance
Commissioners, and a previous Commissioner of Insurance for the State of Maryland. From 1991 to 1995, Mr. Muhl was a Senior Vice President of the Reliance Insurance Group. Mr. Muhl received his B.A. in Social Science from the University of Baltimore in 1973.

     Gretchen P. Murdza was employed by the Company as the Director of Professional Recruitment in October 1989, became the Senior Director of Professional Recruitment in April 1990, Vice President, Provider Networks in July 1991 and Senior Vice President responsible for the development of Home Health Service on March 9, 1994. In October 1994, she became Chief Executive Officer of HomeCall, Inc. and subsequently President of HomeCall Pharmaceutical Services, Inc. and HomeCall Hospice Services, Inc. She was educated at the College of Notre Dame of Maryland located in Baltimore, Maryland.

     Janet L. Norwood is an economist and a Senior Fellow with the Urban Institute since 1991. She served as the Chair of the Advisory Council on Unemployment Compensation from 1993 to 1996. She was appointed by Presidents Carter and Reagan to be the U.S. Commissioner of Labor Statistics from 1979 to 1991. From 1993 to 1996, she was appointed by Presidents Bush and Clinton as Chair, Advisory Council on Unemployment Compensation. Ms. Norwood received a BA from Douglas College, Rutgers University and holds an MA and Ph.D. from the Fletcher School of Law and Diplomacy from Tufts University as well as an LL.D. Honorary from Harvard University and Carnegie Mellon University.

     John A. Paganelli was President and Chief Executive Officer of Transamerica Life Insurance Company of New York from 1992 to 1997. Mr. Paganelli holds an AB from Virginia Military Institute. Mr. Paganelli is currently retired.

     Ivan R. Sabel has been Chairman and Chief Executive Officer of Hanger Orthopedics Group Inc. (a New York Stock Exchange company that is in the orthotics and prosthetics market) since August 1995. From November 1987 to August 1995, Mr. Sabel was President and Chief Operating Officer of Hanger Orthopedics Group, Inc. He is also a clinical instructor in orthopedics at Georgetown University Medical School since 1969. Mr. Sabel holds a Bachelor of Science in Orthotics and Prosthetics from New York University.

     James A. Wild received a B.A. in accounting from Franklin and Marshall College in 1973. He has been Vice President and Director of Waterview Investment Corporation (a holding company whose 100% owned subsidiary, Almag, is a metal finishing company) since February 1988.

Executive Officers:

     Paul E. Dillon became the Company's Senior Vice President and Treasurer in April 1994. From January 1994 through April 1994, he served as the Company's Senior Vice President, Quality Assurance and Quality Improvement. From November 1990 through January 1994, he served as the Company's Vice President, Enrollment and Billing; from April 1990 to November 1990, he served as the Company's Senior Director, Enrollment and Billing; and from November 1989 to April 1990, he served as the Company's Director of Enrollment. Mr. Dillon graduated from St. Francis College in Loretto, Pennsylvania in 1973 and received his MBA in International Business and Finance from Pace University in New York City in 1983.

     J. Stevens Dufresne was employed by the Company as Senior Vice President of Provider Networks effective February 1989. He became Executive Vice President of Provider Networks for the Company, MLH and PHP-MD in April 1993. From June 1987 to February 1989, he served as Senior Director of Professional Recruitment. Mr. Dufresne graduated from Florida Southern College in 1977 and received his Masters of Health Services Administration from George Washington University in 1982.

     Vera C. Dvorak, M.D. joined the Company in August 1994 as an Associate Medical Director. She became Senior Vice President and Medical Director of the Company, MLH, PHP-MD, HomeCall, FirstCall and HPS in April 1996. In November 1996, Dr. Dvorak was promoted to Executive Vice President and Medical Director of the Company. Dr. Dvorak is Board certified in Internal Medicine and Geriatrics. She was recertified by the American Board of Internal Medicine in 1987 and 1993. Dr. Dvorak was a practicing physician for 18 years (1976-1994); the last 6 years she served as Chief of Department of Internal Medicine of Kaiser Permanente. Dr. Dvorak received her M.D. degree from Charles University in Prague, Czechoslovakia and trained in internal medicine and infectious diseases at the University of Oklahoma and the University of Pennsylvania.

     Catherine M. Fridell (formerly Tyser) joined the Company in February 1992 as Senior Supervisor in Claims Production. Subsequently, Ms. Fridell has held the following positions within the Claims Department: Manager beginning
September 1992,  Director  beginning  November 1993,  Senior Director  beginning
November 1994, Vice President beginning March 1995, Senior Vice President beginning July 1995 when she also assumed the additional responsibilities of managing the Alliance PPO Claims Department. In November 1996, Ms. Fridell was promoted to Executive Vice President assuming responsibility for Operations in North Carolina and Pennsylvania. Prior to joining the Company, Ms. Fridell worked at NationsBank for 15 years holding various positions within the Consumer Credit Division. Her last position held was Assistant Vice President, Consumer Credit Automation Manager responsible for the functioning of an automated loan processing system and related support personnel for the Metropolitan Washington Consumer Credit Division.

     Susan D. Goff was employed by Alliance and MAPSI as Vice President on August 1, 1989, became Executive Vice President of MD-IPA on April 26, 1993, responsible for large group sales activities in all states and President of MD-IPA on November 15, 1993. Ms. Goff graduated from the University of California at Los Angeles in 1967 with a B.S. in Nursing and received a Masters of Science in Administration with a concentration in Health Care from Central Michigan University in 1989. Ms. Goff is a director of Sandy Spring National Bank.

     Debbie J. Hulen joined the Company in August 1993 as a Regional Director of Sales for OCI. Ms. Hulen was promoted to Senior Director in July 1995 and became a Senior Vice President in charge of sales for OCI and MLH effective September 1997. Ms. Hulen is currently responsible for all small group sales activities in Maryland, Northern Virginia, Delaware, Pennsylvania, and the District of Columbia. Prior to joining the Company, Ms. Hulen worked at Esprit de Corps for ten years, leaving with a final title of Regional Director of Sales.

     Christopher E. Mackail joined the Company in October 1996 as the Vice President of Finance. He became Senior Vice President and Controller on January 25, 1999. Prior to joining the Company, Mr. Mackail was a Senior Manager with Ernst & Young LLP's Washington, D.C. office. Ernst & Young LLP has served as the Company's independent public accountants since June 2, 1989 and Mr. Mackail was the audit Senior Manager on the Company's account. Mr. Mackail graduated from the University of Richmond in 1981 with a B.S. in accounting and became a CPA in 1983.


     Sharon C. Pavlos was elected Executive Vice President and General Counsel of the Company on January 15, 1999. Ms. Pavlos became Senior Vice President, General Counsel and Secretary of the Company effective September 8, 1998. Before joining the Company, Ms. Pavlos was the Vice President, Regulatory Affairs & Network Development for United HealthCare of the Mid-Atlantic, Inc. since May 1996. Prior to her position with United HealthCare of the Mid-Atlantic, Inc., Ms. Pavlos was the Vice President, General Counsel of Chesapeake Health Plan, Inc. since February 1994. From March 1994 to May 1996, Ms. Pavlos also served as the Vice President, Legal Affairs of HealthWise of America, Inc. Ms. Pavlos received her B.A. summa cum laude from the University of Maryland in 1980 and her J.D. from Georgetown University in 1983.


     Mary E. Shocklee is Vice President of Accounting Operations. She was the Controller of the Company from January 1993 to January 1999. She became a Vice President of the Company effective April 1996. From September 1988 to January 1993, Ms. Shocklee managed the Accounting Department of the Company and served as the Director of Accounting since September 1990. Ms. Shocklee graduated magna cum laude from Georgetown University with a BS/BA degree in Accounting in 1983 and became a CPA in 1985.

Board Meetings and Committees


     The Company's Board of Directors met 6 times in fiscal 1998. The standing committees of the Board include the Executive Committee, the Finance Committee, the Audit Committee, the Stock Option Committee, the Compensation Committee, the Employment Practices Committee, and the Select Committee. During fiscal 1998, the Executive Committee held 6 meetings, the Finance Committee held 1 meeting, the Audit Committee held 3 meetings, the Stock Option Committee held 3 meetings, the Compensation Committee held 4 meetings, the Employment Practices Committee held 5 meetings and the Select Committee held 3 meetings. The Board does not have a standing Nominating Committee.

     All Directors attended at least 75 percent of the aggregate of the total number of meetings of the Company's Board of Directors and the total number of meetings held by all committees on which they served.

     The Executive Committee of the Board of Directors has general oversight functions relating to the operation of the Company and its Subsidiaries and functions as the Company's Board when the Company's Board is not in session, with all powers of the Company's Board, except those of removing or nominating Directors, filling vacancies on the Board of Directors, and as otherwise limited by the Delaware General Corporation Law. Its members are Mark D. Groban, M.D. (Interim Chairman), Thomas P. Barbera, Francis C. Bruno, M.D., John H. Cook, III, M.D. and James A. Wild.


     The Finance Committee of the Company oversees the projections and assumptions of the Company in preparing its financial goals each year. The Audit Committee interfaces with the Company's independent public accountants to determine if the financial accounting practices of the Company are in compliance with generally accepted accounting principles. The Finance Committee's members are James A. Wild (Chairman), Raymond H. Cypess, D.V.M., Ph.D., Robert E. Foss, Mark D. Groban, M.D., and John P. Mamana, M.D. The Audit Committee's members are James A. Wild (Chairman), Stanley M. Dahlman, Ph.D., and Edward J. Muhl.


     The Stock Option Committee grants options under and otherwise implements the 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1998 Non-Qualified Stock
Option Plans. The members of the Stock Option Committee are James A. Wild (Chairman), Stanley M. Dahlman, Ph.D. and Edward J. Muhl.

     The Select Committee grants options in the 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996, and 1998 Non-Qualified Stock Option Plans for employees below Vice President (Level 17). The Select Committee was formed in 1998. It has authority to grant options to officers and key employees who are not "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and who are not subject to Section 16 of the 1934 Act. If there is a conflict between the Select Committee and the Stock Option Committee, the determination of the Stock Option Committee will control. The members of the Select Committee are Thomas P. Barbera and Mark D. Groban, M.D.

     The Compensation Committee oversees the development and implementation of the Company's compensation program for executive officers, the Chairman and the President and Chief Executive Officer. Its members are James A. Wild (Chairman), Stanley M. Dahlman, PhD. and Edward J. Muhl.


     The Employment Practices Committee oversees the Company's maintenance of equal opportunity for all employees regardless of race, national origin, religion, gender, physical disability, sexual orientation, or age. The members of the Employment Practices Committee are James A. Wild (Chairman), Stanley M. Dahlman, Ph.D., Gretchen P. Murdza, and William M. Mayer, M.D.


     In January 1999 the Board established the Transition and Search Committee to (1) propose 1999 Board nominees and (2) recommend individuals for the positions of Chairman, Chief Executive Officer and President.


Section 16(a) Beneficial Ownership Reporting Compliance


     Thomas P. Barbera, Paul E. Dillon, J. Stevens Dufresne, Vera C. Dvorak, M.D., Robert E. Foss, Susan D. Goff, Mark D. Groban, M.D., Joseph L. Guarriello, Debbie J. Hulen, Gretchen P. Murdza and Alfred Talamantes failed to file on a timely basis one Form 4 Report, Statement of Changes in Beneficial Ownership, reporting one transaction as required by Section 16(a) of the 1934 Act. Raymond
H. Cypess and Mary E. Shocklee failed to timely file two such forms each reporting one transaction, and George T. Jochum failed to timely file one such form reporting 4 transactions. Dr. Mamana failed to timely file 3 such forms reporting three transactions. All of the aforementioned forms have subsequently been filed.



Directors' Compensation

     For the fiscal year ended December 31, 1998, the directors of the Company were compensated according to the following table:


                                                      Per Person Compensation(1)
Chairman & Vice
Chairman of the Board                                         $52,000/yr(2)

Director  Attendance  at
Board Meeting                                                   1,250

Director  Attendance  as
Chairman  of a Committee Meeting                                1,250

Director  Attendance  at
a Committee Meeting                                               750



     (1) Employees of the Company receive no annual fees and no compensation for Board or Committee meeting attendance. (2) Any director compensated as a Chairman or Vice Chairman does not receive additional compensation from the Company or any of its Subsidiaries for attending Board or Committee meetings. If the position is held by an employee of the Corporation, no compensation in addition to his or her employee compensation is paid.


         Under the Company's 1996 and 1998 Non-Qualified Stock Option Plan ("the Plans"), each person who was a director of the Company or one of its Subsidiaries on May 1, 1996 or May 1, 1998, respectively, but who was not an employee of the Company or one of its Subsidiaries on such date ("Non-Employee Director") received a Non-Employee Director Option to purchase shares of Common Stock at an exercise price of $20.00 per share or $13.00 per share (which was the fair market value of a share of Common Stock on May 1, 1996 and May 1, 1998, respectively). The number of shares of Common Stock covered by each Non-Employee Director Option was based on a formula specified in the Plan.

         Each Non-Employee Director Option becomes exercisable cumulatively in three equal installments starting on May 3, of the year following the year of the grant and has a five year term. If a Non-Employee Director's service with the Company terminates (other than as a result of a removal for cause) or if such person ceases to be a Non-Employee Director, the option will continue to become exercisable and may be exercised until the stated term of the option. If a Non-Employee Director is removed for cause, the Non-Employee Director Option held by such person will cease to continue to become exercisable on or after the date of such removal.


         Set forth below is the number of shares covered by each Non-Employee Director Options received by current Company directors and nominees on May 1, 1996 and May 1, 1998 under the 1996 and 1998 Plans.



                                         Number of Shares      Number of Shares
                                            1996 Plan             1998 Plan
                                            May 1, 1996           May 1, 1998


Francis C. Bruno, M.D.*                       4,980                4,950

John L. Cook, III, M.D.                       4,380                4,350

Raymond H. Cypess, D.V.M., Ph.D.              2,814                3,450

Stanley M. Dahlman, Ph.D.                     5,430                5,400

John P. Mamana, M.D.                          3,264                3,900

William M. Mayer, M.D.                        3,564                4,200

Edward J. Muhl None                           None                 3,000

Janet L.  Norwood*                            None                 None

John A.  Paganelli*                           None                 None

Ivan R. Sabel*                                None                 None

James A. Wild*                                4,380                4,350


  *Nominee

                        EXECUTIVE MANAGEMENT COMPENSATION


Report of the Compensation Committee on Executive Compensation

         The role of the Compensation Committee is to set salary for individuals who are Senior Vice Presidents and above, and to review any employment agreements or revisions thereto entered into with the Company's officers; and to establish the bonus goal for the Chief Executive Officer and other employees.

     The Committee uses a common set of criteria for evaluating all executives. The criteria are:

     Individual performance

     Individual responsibility

     Corporate performance

     Potential for growth

     In  evaluating  the  executive's  individual  performance,   the  following
criteria is reviewed:

     Selection, placement and evaluation of personnel under the executive's supervision;

     Education of personnel under the executive's supervision;

     Control of corporate expenditures;

     Customer service;

     Job performance;

     Acceptance of and ability to accomplish special tasks, and

     Establishment and completion of specific goals.

     Salary. During 1998, George T. Jochum was the Chairman, President and Chief Executive Officer of the Company. His employment contract was executed on December 18, 1990 after approval of the Board of Directors of the Company. In 1992, the term of Mr. Jochum's contract was extended by the Board to December 31, 1998. For 1998, the Board established Mr. Jochum's salary at $1,350,000. This amount was the same as his 1997 salary.

     With respect to those executive officers other than Mr. Jochum, Mr. Jochum presented a recommendation to the Committee regarding such individuals' 1998 salary based on his evaluation of each individual's performance, using the criteria stated above. The Committee discussed these recommendations and the Committee set 1998 salary levels in accordance with Mr. Jochum's recommendations.

     As of January 8, 1999, Mr. Jochum resigned his positions with the Company. As of this same date, the Board of Directors elected Mark D. Groban, M.D. to be interim Chairman of the Board and Thomas P. Barbera to be interim President and Chief Executive Officer. The Board of Directors also approved employment agreements for Dr. Groban and Mr. Barbera, and Robert E. Foss, the Company's
Senior Executive Vice President and Chief Financial Officer. The Company's employment agreements with Dr. Groban and Mr. Barbera are effective January 8, 1999, and will continue for a period of one year from the date of the conclusion of the search effort and the acceptance of the selected individual(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. In the event that Dr. Groban or Mr. Barbera are selected and agree to serve as Chairman of the Board or President and Chief Executive Officer, the Company and the selected executive would enter into a new employment agreement. Dr. Groban and Mr. Barbera's employment agreements provide for a base salary of a minimum of $475,000 per year.

     Mr. Foss' employment agreement is effective January 8, 1999 and will continue for a period of three years from the date of the conclusion of the search effort and the acceptance of the selected individuals(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. Mr. Foss' minimum base salary under the agreement is $400,000 with a provision that allows for an annual change in salary directly related to the earnings of the Company. Mr. Foss' employment agreement provides that his base salary will increase or decrease each year beginning in the year 2000 by an amount equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment agreement also provides that his salary cannot be increased by more than 20% or decreased by more than 10% in any one year.


     Bonus. Bonus compensation for management is based on the ability of the Company to attain a predetermined net income goal. The 1998 Senior Management Bonus Plan includes a minimum net income (prior to the return of amount withheld by PHP-MD as part of the claims reserve risk pool and payment of physicians' bonuses and before deductions for income tax and expansion and acquisition costs) goal. For 1998, the minimum net income goal was $33.750 million. The goal was not achieved and no bonuses have been paid under the 1998 Senior Management Bonus Plan. The goal was established at the beginning of 1998 by the Compensation Committee and was approved by the stockholders.


     Some executive officers and other salaried employees do not receive the full amount of their bonus even if the minimum net income level is achieved. For these individuals, a portion of their bonus compensation is determined based on other measurable criteria.


     Stock Options. The total compensation program for executives also includes equity-based compensation. The Company's stockholders have approved a series of non-qualified stock option plans. These plans encourage and create ownership and retention of the Company's stock by the vast majority of salaried employees. The equity portion of the executives' compensation provides a tool to recruit and retain employees, as well as to align the interest of the employees with those of the non-employee stockholders. The individuals constituting the Compensation Committee also constitute the Stock Option Committee and, as such, administered these stock option plans in 1998 with respect to the executive officers. The Stock Option Committee determines the amount of stock options awarded to individual executives and the Select Committee determines the amount of stock options awarded to employees below Vice President (Level 17). In general, options are granted to executives annually. Although, under the Company's existing stock option plans (other than the 1994, 1995, 1996, and 1998 Non-Qualified Stock Option Plans), there is no limitation, either a minimum or maximum, on the number of options that can be granted to an individual, usually individuals of the same salary grade level receive approximately the same number of options. Variations from this standard are based upon individual performance using the criteria stated above. Mr. Jochum recommended the number of options to be granted to each executive officer, including himself, during 1998, considering the criteria for performance listed above, as well as such factors as the potential of the recipient and prior grants. The Stock Option Committee granted options in the amounts recommended by Mr. Jochum. In general, during 1998, executive officers were only granted additional options if they were promoted during the year.


     On April 15, 1998, the Stock Option Committee authorized the voluntary exchange of all options whose then current exercise price was in excess of $16 per share for newly issued options with an exercise price of $16 per share. The repricing program acknowledged the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative employment opportunities. The Committee considered such factors as the competitive environment for obtaining and retaining qualified employees and the overall benefit to the stockholders from a highly motivated group of employees.

     As a condition of the exchange, options holders agreed to an extended vesting. Options that were vested on the date of the exchange, became, on exchange, unvested for a period of one year. Additionally, the new options were exercisable for an additional year beyond the current expiration date. The Company's Board of Directors and Mr. Jochum's options were not subject to the repricing program.


     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), limits the ability of a public company, such as the Company, to deduct, in 1994 and subsequent years, compensation paid to executive officers who are named in its "Summary Compensation Table" in excess of $1 million per year unless certain conditions are met. What the requirements are vary depending on the type of compensation paid. One requirement applicable to both stock option and bonus plans is that the material terms of the plan must be disclosed to, and approved by, the public company's stockholders in a separate vote. Accordingly, the Company is soliciting stockholder approval of its 1999 Senior Management Bonus Plan. The Company generally intends to take steps so that its stock option and bonus programs generally available to all employees comply with the requirements of Section 162(m).


James A. Wild (Chairman)
Edward J. Muhl
Stanley   M.    Dahlman,
Ph.D.

Stock Performance Graph

         The following graph compares the change in the Company's cumulative total return on its Common Stock [
    ] with (a) the change in the cumulative total return on the stocks included in the New York Stock Exchange Stock Market Index [ ], and (b) the Standard & Poors MidCap Health Care Managed Care Index [ - - - - ].


         These comparisons assume an investment of $100 made on December 31, 1993 and compares relative values on an annual basis for the years ending December 31, 1994, 1995, 1996, 1997 and 1998. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.



(Stock Performance Graph is Shown here containing plot points below.)



                                   Dec-93        Dec-94       Dec-95        Dec-96         Dec-97         Dec-98
--------------------------------------------------------------------------------------------------------------------
Mid-Atlantic Medical Svcs.         $100          $179         $189          $104           $100           $77
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
HealthCare (Mgd. Care)-Mid         $100          $118         $144          $116           $78            $63
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NY Stock Exchange-Comp.            $100          $97          $127          $151           $197           $230
--------------------------------------------------------------------------------------------------------------------



Compensation Committee Interlocks and Insider Participation


     During 1998, the members of the Company's Compensation Committee were James
A. Wild (Chairman), Stanley M. Dahlman, Ph.D and Edward J. Muhl. No member of the Committee is a former employee of the Company or any of its Subsidiaries.

     As a result of the nature of the business conducted by the Company, certain members of the Board of Directors and nominees of the Company have received fees for physician services rendered on behalf of persons enrolled in the HMO plans run by the Company and its Subsidiaries ("Enrollees"). Such persons, except as noted below, were compensated at the same rate as were non-director primary care and specialist physicians ("Participating Physicians"). Compensation from PHP-MD for medical services rendered by all Participating Physicians (or corporations or partnerships of which they were partners, affiliates or stockholders) ranged from $0 to $4,537,355 approximately in 1998. MD-IPA also provides health coverage to members of the Board of Directors of the Company who are members of the Board of Directors of PHP-MD or MD-IPA at reduced rates. The following table sets forth the total 1998 compensation from PHP-MD earned by members of the Board of Directors and nominees for director for medical services rendered to Enrollees, for services rendered as directors of the Company and its Subsidiaries and for health coverage where such amounts exceeded $60,000 in 1998. Certain other directors serve on the Board of Directors of the Company's Subsidiaries; however, the fees for such services did not exceed $60,000 in 1998.


                                Medical Services             Total Compensation
Francis C. Bruno, M.D. (1)            $99,612                      $157,701
William M. Mayer M.D. (2)             $848,267                     $863,547
Ivan R. Sable* (3)                    $196,771                     $196,771

*Nominee

     (1) Paid to the Francis C. Bruno, M.D., P.A. partnership for medical services for enrollees of MD-IPA, MLH and OCI.

     (2) Paid to Drs. Esposito, Mayer, Hogan and Associates, P.A. partnership for medical services for enrollees of MD-IPA, MLH and OCI.

     (3) Paid to Hanger Orthopedic Group, Inc. and affiliates for medical services for enrollees of MD-IPA, MLH and OCI.


Summary Compensation Table


          The following table shows the compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus, if any, exceeded $100,000 during 1998 as well as the former executive officers of the Company (each a "Named Officer").


                                                                                    Long-term
                                                                                    Compensation
                                  Annual Compensation                                 Awards

Name and                   Year     Salary($)    Bonus($)     Other Annual   Securities   All Other
Principal Position                                            Compensation(2)Underlying   Compensation ($)
                                                                             Options (#)


George T. Jochum (1)       1998     $1,349,998   -0-            $1,062 (6)   350,000 (7)  $8,628(4)
Former Chairman of the
Board, President,          1997     $1,385,724   -0-            $   364 (6)  50,000       $8,628(3)(4)
and Chief                  1996     $1,828,280   -0-            $    446(6)  200,000      $826,918(3)(4)
Executive Officer

Thomas P. Barbera          1998     $325,369     -0-            -            135,600 (7)  $3,200(5)
CEO & President,           1997     $308,698     -0-            -            -0-          -0-
Executive Vice             1996     $305,930     -0-            -            36,000       -0-
President, Governmental
Services

J. Stevens Dufresne        1998     $268,574     -0-            -            120,600 (7)  $3,200(5)
Executive Vice             1997     $257,250     -0-            -              -          -0-
President, Provider        1996     $254,942     -0-            -            36,000           -0-
Networks

Mark D. Groban             1998     $290,735     -0-          -0-            105,600 (7)  $3,200(5)
Chairman                   1997     $278,107     $32,968      -0-            -0-          -0-
of the Board,              1996     $283,943     $20,185      -0-            30,000       -0-
President of MAPSI
and Alliance

Robert E. Foss             1998     $292,692     -0-          -0-            141,000 (7)  $3,200(5)
Senior Executive Vice      1997     $280,020     -0-          -0-            -0-          -0-
President, Chief           1996     $280,020     -0-          -0-            30,000       -0-
Financial Officer

Joseph L. Guarriello (8)   1998     $216,819                                 96,600 (7)   $3,200(5)
Former Executive           1997     $272,168     -0-          -0-            -0-          -0-
Vice President,            1996     $277,867     -0-          -0-            24,000       -0-
General Counsel
and Secretary


     (1) Effective January 8, 1999, Mr. Jochum resigned from the Board and from his position as Chairman, President and Chief Executive Officer.

     (2) Perquisites and other personal benefits represented the lesser of $50,000 or 10% of annual salary and bonus. (3) $818,290, and $1,681,605 were accrued in 1996 and 1995, respectively, relating to Mr. Jochum's augmented retirement benefit provided by his Employment Agreement. Due to a change in pension formula, the Company in 1997 recognized a one time benefit of approximately $1.1 million. See "Management Employment Agreement" below.

     (4) Includes $8,628 in premiums paid by the Company in 1998, 1997, and 1996 for life insurance for which Mr. Jochum may designate the beneficiary.

     (5   Represents Company contribution to defined contribution plan.

     (6) Represents reimbursement of tax associated with personal use of a Company car.

     (7) Other than with respect to Mr. Jochum, the amount of options granted includes options granted as part of the voluntary exchange program. See "Stock Option Repricing" below concerning these grants.

     (8) Mr. Guarriello retired from the position of Executive Vice President and General Counsel in September 1998.





Management Employment Agreements

         The Company and MD-IPA entered into an Employment Agreement ("Agreement") with Mr. Jochum for the period January 1, 1991 through December 31, 1998. On November 21, 1997, the Company entered into a new Agreement ("New Agreement") with Mr. Jochum for the period January 1, 1999 to December 31, 2001. Because Mr. Jochum's resignation from the Company effective January 8, 1999, the New Agreement was never effective. Except for a few issues to be discussed below, the Agreement and the New Agreement (collectively the "Agreements") were similar in their terms. Mr. Jochum's annual base salary under the Agreement was $1,350,000 for 1998.


         Mr. Jochum was entitled to participate in the Company's management bonus program. The amount available for Mr. Jochum was calculated based on the Company's income before income taxes and is prior to the return of the amount withheld, if any, by PHP-MD as part of the claims reserve risk pool. His minimum bonus amount was 25% of that year's base salary and his maximum bonus was 50% of base salary. Additionally, under the terms of the Agreement, Mr. Jochum was entitled to a special bonus not to exceed 50% of his base salary should he accomplish special performance criteria identified by the Company's Board of Directors. Mr. Jochum waived receipt of his special bonus with respect to 1998. There is no special bonus under the terms of the New Agreement.

         The Agreements may be terminated by the Company in the event of a material breach thereof by Mr. Jochum or for cause; however, termination of the Agreements by the Company, even for material breach or cause, does not effect any obligation of the Company or arising under the Agreements. The Company may also, with cause, reassign Mr. Jochum from his position as Chairman, Chief Executive Officer and President of the Company.


         In the event of a "change of control" as defined in the Agreements, Mr. Jochum would have received cash equal to twice his base salary for the year in which such "change in control" occurs. In addition, all stock options to which Mr. Jochum was entitled would have immediately vested and become exercisable. In the event of a "change in control" the value of all payments, benefits and other consideration received and contingent upon a change in control and any additional payments in the nature of compensation described by Section 280G(b)(2) of the Code may not exceed an amount that is equal to three times the average taxable compensation to Mr. Jochum from the Company for the "base period" as that term is defined in Section 280G(d)(2) of the Code. A "change in control" is deemed to occur under the Agreements if, at any time, (a) substantially all the assets of the Company or, in the Agreement only, MD-IPA, shall have been sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or, in the Agreement only, MD-IPA, representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company or, in the Agreement only, MD-IPA; and (b) Mr. Jochum is reassigned in accordance with the Agreements within six months of such sale, merger or other event; provided, however, that no "change in control" is deemed to occur under the Agreements if Mr. Jochum's reassignment is on a temporary basis and is attributable to Mr. Jochum's illness or other physical, mental or emotional disability or incapacity.


         The Agreement provided that, upon retirement, Mr. Jochum would be entitled to an augmented retirement benefit so that he will receive in total, under the Agreement and under all of the Company's retirement plans, an annual benefit in an amount equal to three percent of his base salary during the final year of the Agreement multiplied by the number of years of service to the Company. Payment, if any, of the augmented retirement benefit through 1998 would have been made in the form of an annuity for a fixed term of years payable to Mr. Jochum, or his estate, heirs, or assignees as determined by him. Such terms of the annuity shall be the actuarial equivalent of a fixed and certain term as compared to the average life expectancy for an individual of the age and status of Mr. Jochum at the date of retirement or death. The Company is not obligated to pay any augmented retirement benefit under the Agreements if Mr. Jochum was terminated for cause by the Company. In accordance with a personal service contract negotiated by the Company, its Chairman was entitled to supplemental pension benefits based upon years of service and attained salary levels. Expense recognized related to this plan was $818,000 and $1,682,000 for the years ended December 31, 1996 and 1995, respectively. During 1997, the service contract was renegotiated, at which time the supplemental pension benefits package was amended to include a fixed payment benefit of $450,000 per year for a fixed term of 15 years and an option to elect to reduce the supplemental retirement payout in the form of premium advances on a split dollar life insurance policy. The reduction is pension expense recognized in 1997 related to this change was approximately $1.1 million. As a result of Mr. Jochum's election to reduce the annual fixed benefit to $250,000, the Company in 1998 recognized a one time benefit of approximately $880,000.

         The Agreements also provided that either Mr. Jochum or his spouse at the time of his death is eligible for health coverage from the Company or its successor during the term of their respective lives, such health coverage to be paid for by Mr. Jochum or his spouse. The Company has also agreed to obtain, pay all premiums for and maintain a $200,000 whole life insurance policy on the life of Mr. Jochum for which he may designate the beneficiary. The Company has no obligation to provide such insurance if Mr. Jochum is not insurable at ordinary market rates and without material cost or other adjustments.

         As of January 8, 1999, Mr. Jochum resigned his positions with the Company under the terms of a Settlement Agreement with the Company. Pursuant to the Settlement Agreement, Mr. Jochum received compensation consistent with a termination other than for cause under the terms of his Employment Agreement with the Company for the period January 1, 1991 through December 31, 1998. Specifically, Mr. Jochum received a lump sum payment of $730,000 and 26 equal bi-weekly installments of $1,350,000 continuing through the period January 8, 2000. Mr. Jochum is also entitled to the supplemental retirement benefits subject to the split dollar option that Mr.
Jochum previously elected and health insurance benefits.

         As of January 8, 1999, the Board of Directors elected Mark D. Groban, M.D. to be interim Chairman of the Board and Thomas P. Barbera to be interim President and Chief Executive Officer. The Board of Directors also approved employment agreements for Dr. Groban and Mr. Barbera, and Robert E. Foss. The Company's employment agreements with Dr. Groban and Mr. Barbera are effective January 8, 1999, and will continue for a period of one year from the date of the conclusion of the search effort and the acceptance of the selected individual(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. In the event that Dr. Groban or Mr. Barbera are selected and agree to serve as Chairman of the Board or President and Chief Executive Officer, the Company and the selected executive would enter into a new employment agreement. Dr. Groban and Mr. Barbera's employment agreements provide for a base salary of a minimum of $475,000 per year. In addition, Dr. Groban and Mr. Barbera's employment contracts provide for 85,000 shares of MAMSI stock options to be granted on February 25, 1999 and to vest on a pro-rata basis over a one to five year period to be determined by the percentage increase of 1999 earnings per share over 1998 earnings per share as adjusted for one time items and as determined by the Board. Each agreement may be terminated by the Company in the event of a material breach thereof by either Dr. Groban or Mr. Barbera or for cause as determined by the Board of Directors with no payment to either Dr. Groban or Mr. Barbera. In addition, if either Dr. Groban or Mr. Barbera voluntarily leave employment with the Company prior to the conclusion of the search effort and the acceptance of the selected individuals(s) to serve as Chairman of the Board, Chief Executive Officer and President, there would be no payment made to either person. In the event the Company terminates either agreement for any reason other than death, disability or just cause or if Dr. Groban or Mr. Barbera terminate the agreement because
(1) the Company materially breached the agreement; (2) the Company reassigns either person greater than 75 miles roundtrip from the Company's principal executive offices; (3) the Company's substantially reassigns Dr. Groban's or Mr. Barbera's duties and responsibilities; or (4) either Dr. Groban or Mr. Barbera voluntarily leave employment with the Company after the conclusion of the search effort and the acceptance of the selected individuals(s) election to serve as Chairman, Chief Executive Officer and President, the Company will pay Dr. Groban or Mr. Barbera an amount equal to 12 months base salary paid in equal bi-weekly payments over a period of one year and any pro-rata bonus that he would have been entitled to had he been employed at the end of the year. In addition, all stock options which either Dr. Groban or Mr. Barbera have would immediately vest and become exercisable under the terms of the applicable plan.

         In the event of a "change of control" as defined in the Agreements, both Dr. Groban and Mr. Barbera will receive cash equal to his base salary for the year in which such "change in control" occurs. In addition, all stock options to which either Dr. Groban or Mr. Barbera was entitled would immediately vest and become exercisable. In the event of a "change in control" the value of all payments, benefits and other consideration received and contingent upon a change in control and any additional payments in the nature of compensation described by Section 280G(b)(2) of the Code may not exceed an amount that is equal to three times the average taxable compensation to Dr. Groban or Mr. Barbera from the Company for the "base period" as that term is defined in
Section 280G(d)(2) of the Code. A "change in control" is deemed to occur under the Agreements if, at any time, (a) substantially all the assets of the Company or, in the Agreement only, MD-IPA, shall have been sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or, in the Agreement only, MD-IPA, representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company or, in the Agreement only, MD-IPA; and (b) Dr. Groban or Mr. Barbera is reassigned in accordance with the Agreements within six months of such sale, merger or other event; provided, however, that no "change in control" is deemed to occur under the agreements if Dr. Groban or Mr. Barbera's reassignment is on a temporary basis and is attributable to either Dr. Groban or Mr. Barbera's illness or other physical, mental or emotional disability or incapacity.

          Mr. Foss' employment agreement is effective January 8, 1999 and will continue for a period of three years from the date of the conclusion of the search effort and the acceptance of the selected individuals(s) to serve as Chairman of the Board, President and Chief Executive Officer unless earlier terminated as provided in the agreement. Mr. Foss' minimum base salary under the agreement is $400,000 with a provision that allows for an annual change in salary directly related to the earning of the Company. Mr. Foss' employment agreement provided that his base salary will increase or decrease each year beginning in the year 2000 by an amount equal to 50% of the percentage change in the Company's consolidated net after tax income during the previous year. The employment agreement also provides that his salary cannot be increased by more than 20% or decreased by more than 10% in any one year. In addition, Mr. Foss' employment contract provides for 75,000 shares of MAMSI stock options to be granted on February 25, 1999 and to vest on a pro-rata basis over a one to five year period to be determined by the percentage increase of 1999 earnings per share over 1998 earnings per share as adjusted for one time items and as determined by the Board.

         Mr. Foss' agreement may be terminated by the Company in the event of a material breach thereof by Mr. Foss or for cause as determined by the Board of Directors with no payment to Mr. Foss. In addition, if Mr. Foss voluntarily leaves employment with the Company prior to the conclusion of the search effort and the acceptance of the selected individuals(s) to serve as Chairman of the Board, Chief Executive Officer and President, there would be no payment made to Mr. Foss. In the event the Company terminates either agreement for any reason other than death, disability or just cause or if Mr. Foss terminates the agreement because (1) the Company materially breached the agreement; (2) the Company reassigns Mr. Foss greater than 75 miles roundtrip from the Company's principal executive offices; (3) the Company's substantially reassigns Mr. Foss' duties and responsibilities; or (4) Mr. Foss voluntarily leaves employment with the Company after the conclusion of the search effort and the acceptance of the selected individuals(s) election to serve as Chairman, Chief Executive Officer and President, the Company will pay Mr. Foss an amount equal to 12 months base salary paid in equal bi-weekly payments over a period of one year and any pro-rata bonus that he would have been entitled to had he been employed at the end of the year. In addition, all stock options which Mr. Foss has would immediately vest and become exercisable under the terms of the applicable plan.

         In the event of a "change of control" as defined in the Agreements, Mr. Foss will receive cash equal to two times his base salary for the year in which such "change in control" occurs and two times the amount equal to the maximum bonus he would have earned under the applicable bonus plan for the year in which such change in control occurs. If the "change in control" occurs in calendar year 2002, Mr. Foss would be entitled to an amount equal to 12 months base salary paid in equal bi-weekly payments over a period of one year and any pro-rata bonus that he would have been entitled to had he been employed at the end of the year. In addition, all Mr. Foss' stock options would immediately vest and become exercisable. In the event of a "change in control" the value of all payments, benefits and other consideration received and contingent upon a change in control and any additional payments in the nature of compensation described by Section 280G(b)(2) of the Code may not exceed an amount that is equal to three times the average taxable compensation to Mr. Foss from the Company for the "base period" as that term is defined in Section 280G(d)(2) of the Code. A "change in control" is deemed to occur under the Agreements if, at any time, (a) substantially all the assets of the Company or, in the Agreement only, MD-IPA, shall have been sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or, in the Agreement only, MD-IPA, representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company or, in the Agreement only, MD-IPA; and (b) Mr. Foss is reassigned in accordance with the Agreements within six months of such sale, merger or other event; provided, however, that no "change in control" is deemed to occur under the agreements if Mr. Foss' reassignment is on a temporary basis and is attributable to Mr. Foss' illness or other physical, mental or emotional disability or incapacity.

     On December 3, 1998, the Board of Directors approved an employment agreement to be given to then Executive Management at levels 18 and above ("Executive Agreement"). Accordingly, Executive Agreements were entered into with James P. Bauer, Paul E. Dillon, Vera C. Dvorak, Catherine M. Fridell, Debbie J. Hulen, John S. Hulen, Craig W. Magargel, Derry L. Mount and Sharon C. Pavlos. The Executive Agreement has a term of one year effective December 4, 1998 through December 4, 1999. The Agreement may be terminated by the Company in the event of a material breach thereof by the Executive or for cause as determined by the Board of Directors with no payment to the Executive. In the event the Company terminates the Executive Agreement for any reason other than death, disability or just cause or if Executive terminates the Executive Agreement because (1) the Company materially breached the Executive Agreement;
(2) the Company reduces Executive's base salary by greater than 25% over the initial term of the contract from the amount on the effective date; (3) the Company reassigns Executive greater than 75 miles from the Company's principal executive offices; or (4) the Company's substantially reassigns Executive's duties and responsibilities, the Company will pay Executive an amount equal to 12 months base salary paid in equal bi-weekly payments over a period of one year.


1998 Options Grants Table

         The following table shows certain information regarding the options granted to the Named Officers Company in 1998. Included in these amounts are those options granted under the voluntary exchange program discussed under "Stock Option Repricing" below. The Company did not grant any stock appreciation rights to these individuals in 1998.



                                Individual Grants

                         Number of   % of                                                   Potential Realizable Value at
                         Securities  Total Options                                          Assumed Annual Rates of
                         Underlying  Granted to      Exercise                               Stock Price Appreciation for
                         Options     Employees in    or Base       Market Price  Expiration Option Term
Name                     Granted(1)  Fiscal Year(2)  Price ($/Sh)  on Grant Date Date       5%($)       10%($)

Thomas P. Barbera         18,000     0.29%          $13.0000        $13.0000     05/01/2003 $64,649     $142,859
                          39,600     0.63%          $16.0000        $12.3750     05/02/2000 $0          $0
                          30,000     0.48%          $16.0000        $12.3750     05/01/2001 $0          $14,133
                          12,000     0.19%          $16.0000        $12.3750     07/14/2001 $0          $5,653
                          36,000     0.58%          $16.0000        $12.3750     05/13/2002 $0          $76,256

J. Stevens Dufresne       15,000     0.24%          $13.0000        $13.0000     05/01/2003 $53,874     $119,049
                          39,600     0.63%          $16.0000        $12.3750     05/02/2000 $0          $0
                          30,000     0.48%          $16.0000        $12.3750     05/01/2001 $0          $14,133
                          36,000     0.58%          $16.0000        $12.3750     05/13/2002 $0          $76,256


Robert E. Foss            15,000     0.24%          $13.0000        $13.0000     05/01/2003 $53,874     $119,049
                          60,000     0.95%          $16.0000        $12.3750     07/01/2000 $0          $0
                          36,000     0.58%          $16.0000        $12.3750     05/01/2001 $0          $16,960
                          30,000     0.48%          $16.0000        $12.3750     05/13/2002 $0          $63,547

Mark D. Groban            12,000     0.19%          $13.0000        $13.0000     05/01/2003 $43,099     $95,239
                          39,600     0.63%          $16.0000        $12.6250     05/02/2000 $0          $0
                          24,000     0.38%          $16.0000        $12.6250     05/01/2001 $0          $19,293
                          30,000     0.48%          $16.0000        $12.6250     05/13/2002 $0          $74,527

Joseph L. Guarriello       9,000     0.14%          $13.0000        $13.0000     05/01/2003 $32,324     $71,429
                          39,600     0.63%          $16.0000        $12.6250     05/02/2000 $0          $0
                          24,000     0.38%          $16.0000        $12.6250     05/01/2001 $0          $19,293
                          24,000     0.38%          $16.0000        $12.6250     05/13/2002 $0          $59,622

George T. Jochum         350,000(3)  5.55%          $13.0000        $13.0000     04/09/2000 $227,500    $455,000


     (1) Each option becomes immediately exercisable in the event of a change of control of the Company.

     (2) Vesting to occur 1/3 each on the first, second and third anniversary date of the date of grant except for repriced shares which added an additional year to the vesting schedule.

     (3)  Options immediately vested upon grant date.


Aggregated Option Exercises in 1998 and December 31, 1998 Option Values

         The following table contains information regarding options exercised by the Named Officers during 1998 and the number and value of unexercised options at December 31, 1998. No information is presented for stock appreciation rights as none have been granted by the Company.

                                                                           Number of Securities Value of
                                                                           Underlying           Unexercised In-the-Money
                                                                           Options at           Options at
                                                                           12/31/98 (#)         12/31/98 ($) (1)

---------------------------------------------------------------------------------------------------------------------------------
                                  Shares Acquired      Value               Exercisable/         Exercisable/
Name                              on Exercise (#)      Realized ($)        Unexercisable        Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
George T. Jochum                  200,000              1,475,000           879,500/67,000       0/0
Thomas P. Barbera                 48,975               279,564             0/135,600            0/0
J. Stevens Dufresne               54,000               364,500             0/120,600            0/0
Mark D. Groban                    54,000               371,250             0/105,600            0/0
Joseph L. Guarriello              54,000               378,000             0/96,600             0/0
Robert E. Foss                    0                    0                   0/141,000            0/0


(1) Based on closing  price on the New York Stock  Exchange of on  December  31,
1998.

Stock Option Repricing

         On April 15, 1998, the Stock Option Committee authorized the voluntary exchange of all options whose then current exercise price was in excess of $16 per share for newly issued options with an exercise price of $16 per share. The repricing program acknowledged the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative opportunities. The Committee considered such factors as the competitive environment for obtaining and retaining qualified employees and the overall benefit to the stockholders from a highly motivated group of employees.

          As a condition of the exchange, options holders agreed to an extended vesting. Options that were vested on the date of the exchange, became, on exchange, unvested for a period of one year. Additionally, the new options were exercisable for an additional year beyond the then current expiration date. The Company's Board of Directors and Mr. Jochum's options were not subject to the repricing program.


                                    Number of
                                    Securities  Market Price
                                    Underlying   of Stock at  Exercise Price                   Length of Original
                                     Options/      Time of      at Time of                        Option Term
                                       SARs     Repricing or   Repricing or                    Remaining at Date
                                   Repriced or    Amendment      Amendment     New Exercise     of Repricing of
Name                       Date    Amended (#)       ($)            ($)          Price ($)         Amendment
Thomas P. Barbera         4/22/98     12,000       12.375         17.375           16.00           2 yr, 3 mo
CEO and President,                    30,000       12.375         17.625           16.00              2 yr
Executive Vice                        36,000       12.375         19.250           16.00              3 yr
President, Govern-                    39,600       12.375         27.125           16.00              1 yr
mental Services


Paul E. Dillon            4/22/98     33,600       12.375         27.125           16.00              1 yr
Senior Vice President                 36,000       12.375         17.625           16.00              2 yr
and Treasurer                         24,000       12.375         19.250           16.00              3 yr


J. Stevens Dufresne       4/22/98     30,000       12.375         17.625           16.00              2 yr
Executive Vice                        36,000       12.375         19.250           16.00              3 yr
President, Provider                   39,600       12.375         27.125           16.00              1 yr
Networks


Vera C. Dvorak, M.D.      4/21/98     12,000       12.625         24.125           16.00           1 yr, 4 mo
Executive Vice                        18,000       12.625         17.625           16.00              2 yr
President and Medical                 36,000       12.625         19.250           16.00              3 yr
Director


Robert E. Foss            4/22/98     30,000       12.375         19.250           16.00              3 yr
Senior Executive Vice                 36,000       12.375         17.625           16.00              2 yr
President, Chief                      60,000       12.375         22.813           16.00            1yr, 2mo
Financial Officer


Catherine M. Fridell      5/19/98     16,200       12.625         27.125           16.00              1 yr
Executive Vice                         3,000       12.625         22.875           16.00           1 yr, 5 mo
President, Claims                     8,100        12.625         21.00            16.00          1 yr, 10 mo
                                      24,300       12.625         17.625           16.00              2 yr
                                      12,000       12.625         18.00            16.00           2 yr, 2 mo
                                      36,000       12.625         19.250           16.00              3 yr

Susan D. Goff             4/21/98     39,600       12.625         27.125           16.00              1 yr
Executive Vice                        24,000       12.625         17.625           16.00              2 yr
President, President                  30,000       12.625         19.250           16.00              3 yr
of MD-IPA


Mark D. Groban            4/21/98     24,000       12.625         17.625           16.00              2 yr
Chairman of the                       30,000       12.625         19.250           16.00              3 yr
Board, President of                   39,600       12.625         27.125           16.00              1yr
MAPSI & Alliance

Joseph L. Guarriello      4/21/98     24,000       12.625         17.625           16.00              2 yr
Formerly Executive                    24,000       12.625         19.250           16.00              3 yr
Vice President,                       39,600       12.625         27.125           16.00              1 yr
General Counsel and
Secretary


Debbie J. Hulen           4/21/98     14,400       12.625         27.125           16.00              1 yr
Senior Vice President                 6,000        12.625          21.00           16.00           1 yr, 2 mo
                                      24,300       12.625         17.625           16.00              2 yr
                                      15,000       12.625         19.250           16.00              3 yr

Gretchen P. Murdza        4/21/98     34,200       12.625         27.125           16.00              1 yr
Chief Executive                       36,000       12.625         17.625           16.00              2 yr
Officer of HomeCall,                  36,000       12.625         19.250           16.00              3 yr
President of HPS and
HHS

Mary E. Shocklee          4/21/98     30,000       12.625         27.125           16.00              1 yr
Vice President of                     15,000       12.625         17.625           16.00              2 yr
Accounting Operations                 12,150       12.625         23.500           16.00              3 yr
                                      21,000       12.625         19.250           16.00              3 yr



      RATIFICATION OF ADOPTION OF THE 1999 NON-QUALIFIED STOCK OPTION PLAN


                                  (Proposal 2)


         The Company's Board of Directors ("Board") adopted the 1999 Non-Qualified Stock Option Plan ("1999 Plan") on October 16, 1998 and February 25, 1999 and it intends to submit the 1999 Plan to stockholders for approval at the Annual Meeting. The Company is soliciting stockholder approval of the 1999 Plan so that the 1999 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1999 Plan is preserved.

         The 1999 Plan becomes effective May 3, 1999. However, the 1999 Plan will not be effective unless and until it is approved by the Company's stockholders. Pursuant to the 1999 Plan, 1.5 million shares of Common Stock were reserved for future issuance by the Company to directors, officers, and key employees through the grant of non-qualified stock options to purchase Common Stock of the Company.


Purpose


         The purpose of the 1999 Plan is to advance the interest of the Company and its Subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, and key employees through the grant of options to purchase Common Stock. The 1999 Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations are largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business. The consideration for issuance of the non-qualified stock options is the continued services of the non-employee directors, officers and employees to the Company and its Subsidiaries.




Administration


         The Board may appoint more than one Committee to administer the 1999 Plan. If it appoints more than one Committee, one Committee will have the authority to grant options to a participant who is either, at the date of grant of the option, a "covered employee" as defined in Section 162(m) of the Code or who is subject to Section 16 of the 1934 Act. This Committee will also have the authority to grant options to other participants. This Committee, which will be the Stock Option Committee, must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant options to a participant who is either a "covered employee" or subject to Section 16 of the 1934 Act, in which case the Board may also administer the 1999 Plan.

         The other Committee (the "Select Committee") will be composed of at least one director, who may be an officer of the Company. This Committee will have authority to grant options to a participant who is not, at the date of grant of the option, either a "covered employee" as defined in Section 162(m) of the Code or subject to Section 16 of the 1934 Act. If, however, there is a conflict between the determinations made by the Stock Option Committee and the Select Committee, the determinations made by the Stock Option Committee control.

         Each Committee will act by a majority vote of its members. Each Committee may interpret the 1999 Plan, establish and modify administrative rules for the 1999 Plan, select the officers and other key employees to whom options may be granted, determine the terms and provisions of the respective options agreements (which need not be identical), determine all claims for benefits under the 1999 Plan, impose such conditions and restrictions on options as it determines appropriate, determine whether the shares delivered on exercise of options will be treasury shares or will be authorized but previously unissued shares, and take such steps in connection with the 1999 Plan and options granted hereunder as it may deem necessary or advisable. No action of a Committee is effective it if contravenes or amends the 1999 Plan in any respect.

         Members of each Committee, as directors of the Company, serve until their successors are elected and qualified, and may be removed, with or without cause, by the holders of two-thirds of the shares entitled to vote at an election of directors or for cause by an affirmative vote of the entire Board of Directors at any regular or special meeting of the Board of Directors. The members of the Stock Option Committee and the Select Committee are set forth in "Directors and Executive Officers-Board Meetings and Committees."


Option Grants to Officers and Key Employees


         Eligibility. Any officer or key employee of the Company or its Subsidiaries, including any director who is also an employee, is eligible to receive options under the 1999 Plan. As of December 31, 1998, the approximate number of employees who would be eligible to participate in the 1999 Plan was 1,200.

         Each employee may not receive options to purchase more than one million shares under the 1999 Plan during the term of the 1999 Plan. Except for the limitation in the preceding sentence and the limitation on the types of participants to whom the Select Committee may grant options, each Committee has complete authority to determine those officers and key employees to whom options may be granted.

         Term; Exercisability. The grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee, stating the number of shares of Common Stock subject to the option and other terms that the appropriate Committee may determine. The term of each option will be determined by the Committee at the time the option is granted. However, no option may have a term in excess of five years after the date of grant. Each option is exercisable in such installments and at such times as designated by the Committee. Installments, to the extent not exercised, accumulate and are exercisable until the option expires, unless the Committee determines otherwise.


         Option Price and Payment; Fair Market Value. The 1999 Plan provides that the purchase price of the shares of Common Stock issuable on exercise of an option shall be no less than the fair market value of the Common Stock of the Company as of the date of the grant of the option.

         Fair market value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). If, however, there were no sales reported as of such date, fair market value will be computed as of the last date preceding such date on which a sale was reported. If any such exchange or quotation system is closed on any day on which fair market value is to be determined, fair market value will be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the fair market value of a share of Common Stock as of any given date will be as determined in good faith by the appropriate Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the fair market value of a share of Common Stock will never be less than par value per share.

         Termination of Employment. In general, in the event of the termination of an optionee's employment for reasons other than death or disability, the optionee has the right to exercise any option with respect to all or any part of the shares subject thereto, to the extent that the option had become exercisable at the time of such termination for a period of three months following the date of termination, but in no event later than the expiration date of the option. Each Committee may, however, permit an employee participant to continue to accrue service with respect to the vesting of his or her options. In general, in the event that the optionee's employment is terminated by his or her death or permanent disability within the meaning of Section 22(e)(3) of the Code, all options granted under the 1999 Plan to such optionee may be exercised (whether or not otherwise exercisable) at any time within one year after the optionee's death or termination because of disability, but in any event no later than the expiration date of the option. Each Committee may, however, in its discretion provide for shorter or longer periods of time in an option agreement.

         In addition, each Committee may permit the purchase of Common Stock subject to any option granted to an employee participant prior to the time such option would otherwise become exercisable under the terms of the option agreement. Each Committee also may permit any option granted to an employee participant to be exercised after its expiration date. However, no option may be exercised more than five years after its date of grant.


Non-Employee Director Options


         Non-Employee Directors; Number of Shares. The 1999 Plan provides that, on May 3, 1999, each person who is a director of the Company or PHP-MD but who is not an employee of the Company or one of its Subsidiaries ("Non-Employee Director") on such date will be granted a Non-Employee Director Option. Dr. Bruno is considered a Non-Employee Director for this purpose. As of May 3, 1999, the number of Non-Employee Directors anticipated to be eligible to participate in the 1999 Plan is approximately 15 (which includes 3 Non-Employee Director nominees).

Each Non-Employee Director Option will entitle the holder to purchase 5,000 shares of Common Stock if the non-Employee Director is a director of the Company or 3,000 shares of Common Stock if the Non-Employee Director is only a director of PHP-MD.

         Exercise Price; Term. The exercise price per share for Non-Employee Director options will be the fair market value of a share of Common Stock on May 3, 1999. All Non-Employee Director Options will have a five year term.

         Exercisability; Termination of Service. Each Non-Employee Director Option will become exercisable cumulatively in three equal installments on May 3, 2000, May 3, 2001 and May 3, 2002. However, if a Non-Employee Director is removed for cause, any option held by such Non-Employee Director will cease to continue to become exercisable on or after the date of such removal. For this purpose, cause means removal as a director by the holders of Common Stock or the Company's Board of Directors for cause or, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.


         If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such option will continue to become exercisable and may be exercised until the expiration of the stated term of the option. Accordingly, if a Non-Employee Director is removed for cause, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such option, but only to the extent that (a) such option became exercisable prior to the date of such removal and (b) it was not previously exercised.

Exercise of Options


         Options may be exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). A participant (including a Non-Employee Director) also has the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the participant (and for which the participant has good title, free and clear of any liens and encumbrances) based on the fair market value of the Common Stock as the date the option is exercised. Any already issued Common Stock used for payment must have been held by the participant for at least six months. No Common Stock will be issued on exercise of an option until payment therefore has been made. A participant will generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the option only when certificates for shares of Common Stock are issued to the participant.


Transferability


         Stock options granted under the 1999 Plan are transferable only by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. However, the 1999 Plan is not subject to the provisions of ERISA and is not qualified under Section 401(a) of the Code.


Adjustments upon Changes in Capitalization; Change in Control


         Recapitalization. The number and kind of shares subject to outstanding options, the purchase price or exercise price of such options, the amount of Non-Employee Director Options to be granted, the limit on the number of options that may be granted to an employee and the number and kind of shares available for options subsequently granted under the 1999 Plan will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 1999 Plan or the options granted under the 1999 Plan. Each Committee has the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.


         Sale  or   Reorganization.   After  any   reorganization,   merger,  or
consolidation in which the Company is the surviving entity, each participant will, at no additional cost, be entitled upon the exercise of an option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such option, the number and class of shares of stock or other securities to which such participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation, if at the time of such reorganization, merger, or consolidation, such participant had been the holder or record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such option.
Comparable rights will accrue to each participant in the event of successive reorganizations, mergers, or consolidations of the character described above.


         Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company is a surviving entity, each Committee may grant substituted options under the provisions of the 1999 Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions will be determined by the appropriate Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any options.

         Changes in Control. (1) Upon the dissolution or liquidation of the Company, (2) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (3) upon the sale of substantially all of the property or assets of the Company to another corporation or (4) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the 1999 Plan and the options issued thereunder will terminate, unless provisions are made in connection with such transaction for the assumption of options therefore granted, or for the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. If such options terminate, all outstanding options will be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, provided that no option will be exercisable more than five years following its date of grant. For purposes of this provision, the Company refers to Mid Atlantic Medical Services, Inc., MD-IPA, OCI and/or PHP-MD, jointly or separately. The appropriate Committee determines the date on which options may become exercisable pursuant to this provision.

Amendment and Termination of the 1999 Plan

         Amendment. The Board has complete power and authority to amend the 1999 Plan at any time it is deemed necessary or appropriate. However, the Board may not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired. No termination or amendment of the 1999 Plan may, without the consent of the affected participant, adversely affect the right of such individual under such option. However, the appropriate Committee may, in its sole and absolute discretion, make provision in an option agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

         Termination. The 1999 Plan will terminate on May 2, 2004; however the Board has the right and the power to terminate the 1999 Plan at any time. No option may be granted under the 1999 Plan after the termination of the 1999 Plan. The termination of the 1999 Plan will not have any other effect and any option outstanding at the time of the termination of the 1999 Plan may be amended and exercised and may vest after the termination of the 1999 Plan at any time prior to the expiration date of such option to the same extent such option could have been amended and would have been exercisable or vest had the 1999 Plan not terminated.


Options Currently Outstanding


         No options have been granted at this time under the 1999 Plan. The total market value as of February 26, 1999 of 1.5million reserved shares was $ 11,718,750 (based on the closing sales price on the NYSE).


Federal Income Tax Consequences


         The following summary is a general discussion of certain of the principal federal income tax consequences of the exercise of options issued pursuant to the 1999 Plan and the later disposition of the shares acquired by such exercise.

         Under present regulations and published authorities, an officer, director or employee ("holder") recognizes no income when he or she receives an option under the 1999 Plan. Upon the exercise or other disposition of an option, however, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (called the "option spread"). If an option holder sells shares acquired by the exercise of an option granted under the 1999 Plan, the option holder generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between (i) the net proceeds from the sale and (ii) the option exercise price plus the amount included in income upon exercise of the option. If such shares are held for more than one year, then any gain or loss on their sale will be long-term capital gain or loss taxable at a reduced rate. The applicable capital gains rate will depend on the holder's marginal tax rate and the length of time the shares are held prior to sale.


         The Company generally will be entitled to a tax deduction for federal income tax purposes for the fiscal year in which the holder recognized ordinary income. The amount of the deduction will equal the amount included in the option holder's gross income for federal income tax purposes by reason of such exercise. The Company is entitled, under present Treasury regulations, to deduct the amount shown on a timely issued Form W-2 (or Form 1099 if applicable) as includible with the holder's gross income.

         Legislation enacted in 1993 limits the amount of compensation deductible to a public corporation for U.S. income tax purposes to $1,000,000 per executive officer. This limitation does not apply to compensation arrangements that are based on the performance of the corporation and have been approved by its shareholders.


         Under the 1999 Plan, each optionee must arrange with the Company a means of paying any federal, state, local or foreign withholding tax as required by law upon the exercise of an option under the 1999 Plan. Such amounts may be paid, at the election of the optionee, either (i) in cash withheld from the employee's salary or other compensation payable by the Company or a Subsidiary,
(ii) in shares of Common Stock already owned or otherwise issuable to the employee upon exercise of an option that have a fair market value on the date on which the amount of tax to be withheld is determined equal to the amount of tax the Company is entitled to withhold, or (iii) cash paid to the Company by the optionee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ADOPTION OF THE 1999 PLAN.


        RATIFICATION OF ADOPTION OF THE 1999 SENIOR MANAGEMENT BONUS PLAN


                                  (Proposal 3)


         The Company's Compensation Committee adopted the 1999 Senior Management Bonus Plan ("1999 Bonus Plan") on February 22, 1999 and the Company is submitting the 1999 Bonus Plan to the stockholders at the Annual Meeting. The Company is soliciting stockholder approval of the 1999 Bonus Plan so that the 1999 Bonus Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1999 Bonus Plan is preserved. Amounts payable to participants under the 1999 Bonus Plan will not be paid unless and until the 1999 Bonus Plan is approved by the Company's stockholders. Pursuant to the 1999 Bonus Plan, participants will receive in cash a percentage of their annual base compensation if a predetermined net income goal is met. The net income goal is selected such that, if the goal is achieved, the underlying value of the Company's Common Stock should increase. Thus, the 1999 Bonus Plan provides an incentive for management to perform in a way that directly benefits stockholders.


Terms


         Generally, full-time non-sales salaried employees of the Company Level 17 and above will receive a percentage of their base annual cash compensation as a distribution from the 1999 Bonus Plan if the Company's consolidated 1999 income equals or exceeds $36 million (before income taxes, expansion or acquisition costs), one time charges or credits not related to current year operations, and prior to the return of any portion or all of the physicians' withhold and payment of physicians' bonuses). The percentage that a participant will receive is based upon that individual's grade level. Salary percentages are as follows:

                  Chairman, CEO, President                        12.5 to 45%
                  Senior Executive Vice President                 10.5 to 38%
                  Executive Staff (Levels 18 to 23, excluding
                       CEO, Chairman and Senior Executive Vice
                                  President)                       6.0 to 28%
                  Senior Staff (Level 17)                          5.5 to 25%

         If the above mentioned income target is met in 1999, the minimum percentages as set forth above will be payable to participating personnel. Alternatively, if consolidated income (as adjusted) equals or exceeds $42 million, then the maximum percentage set forth above will be payable to participants. If the amount of such consolidated income is between $36 million and $42 million, then the bonus is prorated.

         The Company's Compensation Committee may not amend the 1999 Bonus Plan to materially increase the amounts payable thereunder to participants.

         The 1999 Bonus Plan is substantially similar to the 1999 Management Bonus Plan, in which all full-time non-sales level personnel levels 10-16 participate, except that the percentage payments are lower.


Eligibility


         All full-time non-sales personnel Level 17 and above participate in the 1999 Bonus Plan. As of January 1, 1999, approximately 35 individuals were eligible to participate in the 1999 Bonus Plan. Full-time non-sales employees Level 17 and above who are hired during the course of 1999 are also eligible to participate in the 1999 Bonus Plan, with their bonus being prorated based upon their actual service during 1999 or upon any other reasonable method designed to fairly compensate and recruit a new employee, with the approval of the CFO, CEO or Chairman.

         In general, bonus payments will be calculated based on the salary level on March 1, 1999. With respect to new participants who are hired or initially promoted to a full-time non-sales position Level 17 or higher after March 1, 1999, the bonus will be calculated at the initial Level 17 or higher salary and prorated for the portion of the year that the employee was employed in such position. With respect to a participant who is demoted during 1999, the amount will be calculated on a pro-rata basis based on the portion of the year that the employee was employed in a full-time non-sales position Level 17 or higher. Persons in interim positions with the Company will be credited as if they held permanent positions for the purposes of determining bonus plan payment.

         No bonus will be paid to a participant who is not employed by the Company on December 31, 1999 unless approved by the Company's Compensation Committee. In the event of death or retirement, the participant or his or her beneficiary will receive a pro-rated portion of the bonus.

         The salary levels on March 1, 1999 for the following full-time non-sales executive officers were as follows:



                  Name                                        Base Salary

                  Thomas P. Barbera                           $475,000

                  J. Stevens Dufresne                         $277,000

                  Vera C. Dvorak, M.D.                        $263,000

                  Robert E. Foss                              $400,000

                  Catherine M. Fridell                        $204,000

                  Susan D. Goff                               $190,000

                  Mark D. Groban, M.D.                        $475,000

                  Sharon C. Pavlos                            $168,000



         The following table shows estimates of the bonuses payable to the named individuals and groups under the 1999 Bonus Plan, assuming the minimum net income goal is achieved and the maximum net income goal is achieved.



Name                                         Minimum Net               Maximum
                                             Income Goal               Net Income
                                             Achieved(1)               Goal Achieved(1)

George T. Jochum
Former Chairman of the Board,
President and Chief Executive Officer            $0                           $0


Thomas P. Barbera
President and Chief Executive Officer,
Executive Vice President,
Government Services                            $59,375                     $213,750


Mark D. Groban
Chairman,
President of MAPSI and Alliance                $59,375                     $213,750


J. Stevens Dufresne
Executive Vice President,
Provider Networks                              $16,620                      $77,560


Robert E. Foss
Senior Executive Vice President,
Chief Financial Officer                        $42,000                     $152,000


Joseph L. Guarriello
Former Executive Vice President,
General Counsel and Secretary                       $0                           $0

All executive officers as a group             $274,535                   $1,109,730

All directors who are not executive                 $0                           $0
officers as a group


All employees who are not executive           $127,561                     $584,057
officers as a group (2)


     (1) The calculation is based on salaries for executive officers as of March 1, 1999 and for all other employees as of December 31, 1998. No adjustments have been made for promotions, salary adjustments, terminations or new hires that may occur in 1999. (2) Payable under the 1999 Bonus Plan. Calculation does not include amounts payable under the 1999 Management Bonus Plan.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
               ADOPTION OF THE 1999 SENIOR MANAGEMENT BONUS PLAN.



                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP has been the Company's independent public accountants since June 2, 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS


         Any proposal that a stockholder wishes to have presented at the 2000 annual meeting of stockholders of the Company and included in the Company's Proxy Statement and proxy to be used in connection with such meeting must be received at the main office of the Company no later than December 4, 1999. Such proposals should be directed to the attention of Sharon C. Pavlos, Secretary, at Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the 1934 Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


         The Bylaws of the Company require stockholders to provide advance notice of all matters to be considered at annual stockholder meetings, including director nominations. The Bylaws require that a stockholder who wishes to propose new business or nominate individuals to the Company's Board of Directors at an annual meeting of the stockholders provide notice to the Company's Secretary of such a proposal or nomination thirty days in advance of the date of the annual meeting. A proposing stockholder can provide less than thirty days notice only if the Company mails its notice of annual meeting less than forty days in advance of the annual meeting date. In such case, the proposing stockholder must give notice to the Company no later than the tenth day on which the Company mails its notice of annual meeting.

         Further, the Bylaws require that the proposing stockholder set forth, in his or her notice to the Company's Secretary, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, and (iii) the class and number of the Company's capital stock that are beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business. In cases of a nomination for director, such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected): and (ii) as to the stockholder giving notice (A) the name and address, as they appear on the Company's books, of such stockholder, and (B) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder.

         The Bylaws also provide that, at any special meeting of the Company's stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Company's Board of Directors.

                                 OTHER BUSINESS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted in accordance with the judgment of the persons voting the proxies.

         After the business session and a report to the stockholders on the progress of the Company and its Subsidiaries, a discussion period will take place during which stockholders will have an opportunity to discuss matters of interest concerning the Company and its Subsidiaries.


                           VOTE REQUIRED FOR APPROVAL

         A plurality of the shares present at the Annual Meeting together with those present by proxy will be sufficient to elect Directors (Proposal 1). As to Proposal 2, Proposal 3, and other matters that may be submitted to the Company's stockholders for approval, a simple majority of the shares present at the Annual Meeting together with those present by proxy will be sufficient to approve such proposals and other matters.

         Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to Proposals 1, 2 or 3 will have the same effect as votes against the respective proposals. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. Under applicable rules, brokers will have discretionary voting authority to vote on Proposals 1, 2 and 3.


                                By Order of the Board of Directors,
                                /s/Sharon C. Pavlos
                                Sharon C. Pavlos
                                    Secretary




Rockville, Maryland
March 31, 1999

                       MID ATLANTIC MEDICAL SERVICES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Thomas P. Barbera and Mark D. Groban, and each of them individually, with the power of substitution, to vote and otherwise represent all of the shares of common stock (Common Stock) of Mid Atlantic Medical Services, Inc. (Company), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company (Annual Meeting) to be held at the offices of the Corporation located at 10 Taft Court, Rockville, Maryland 20850 on Monday, April 26, 1999 at 10:00 a.m, Rockville time, and any adjournment or adjournments thereof, as follows: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked. Unless a contrary direction is indicated, this Proxy Will Be Voted For the Proposals Referred to in Items 1, 2 and 3. The Board of Directors recommends votes For the Proposals referred to in Items 1, 2 and 3. This Proxy is Solicited on Behalf of the Board of Directors.
(Continued and to be signed on the other side.)

 MID ATLANTIC MEDICAL
SERVICES, INC. P.O. BOX 11176 NEW YORK, N.Y. 10203-0176

(1)Election of Directors.
FOR all nominees listed below  (  )
WITHHOLD  AUTHORITY to vote for all nominees listed below (  )
*EXCEPTIONS (  )

Nominees: Thomas P. Barbera; Francis C. Bruno, M.D.; John A. Paganelli; Janet L. Norwood; Ivan R. Sabel; and James A. Wild.
(INSTRUCTIONS:  To withhold authority to vote for any  individual  nominee, mark the Exceptions box and write that nominees name in the space provided below.)

*Exceptions _________________________________________________________________

(2)To  ratify  the adoption of the 1999 Non-Qualified Stock Option Plan.


        FOR             AGAINST         ABSTAIN

(3)To ratify the adoption of the 1999 Senior Management Bonus Plan.


        FOR             AGAINST         ABSTAIN

(4)In their  discretion upon such other business and other matters and proposals
as  may  properly  come  before  the  Annual  Meeting  or  any   adjournment  or
adjournments thereof.

Change of Address or  Comments  Mark Here ( )

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Whether or not you plan to attend the Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

Dated:_________________________


_______________________________
Signature of Stockholder

________________________________
Signature(s) of Additional Stockholder(s)
Votes must be indicated
(x) in Black or Blue ink.

please complete, sign, date and return this proxy promptly in the enclosed envelope.

                                   Appendix A

                        1999 SENIOR MANAGEMENT BONUS PLAN
                 (to be approved by the Compensation Committee)


Participants in the 1999 Senior Management Bonus Plan ("Bonus Plan") shall include all full-time positions Level 17 and above (except for certain sales personnel who receive override commissions), which includes those individuals who could possibly be affected by Section 162(m) of the Internal Revenue Code, including but not limited to the Chairman or CEO. This definition includes all full-time employees who are Level 17 and above as of March 1, 1999 and all full-time employees who are promoted to or hired at a Level 17 or above after March 1, 1999. Bonuses will be solely predicated on the consolidated earnings performance of Mid Atlantic Medical Services, Inc. (MAMSI).

Bonuses shall be paid according to the following guidelines:

1. Minimum Bonus- Minimum bonuses shall be paid if MAMSI and its consolidated subsidiaries (the "Company") achieve a profit of $36,000,000 before income taxes, expansion or acquisition costs, one time charges or credits not related to current year operations, and prior to the physicians' return of withhold and payment of physicians' bonuses.

2. Maximum Bonus- Maximum bonuses shall be paid if the Company achieves a profit of $42,000,000 before income taxes, expansion or acquisition costs, one time charges or credits not related to current year operations, and prior to the physicians' return of withhold and payment of physicians' bonuses.

3. Pro-ration- In the event that the Company earns between $36,000,000 and 42,000,000 bonus payments will be pro-rated accordingly.

4. Bonus Base- In general, bonus payments will be calculated based on the salary level on March 1, 1999. With respect to new participants who are hired or initially promoted to a full-time non-sales position Level 17 or higher after March 1, 1999, the bonus will be calculated at the initial Level 17 or higher salary.With respect to a participant who is demoted during 1999, the amount will be calculated on a pro-rata basis based on the portion of the year that the employee was employed in a full-time non-sales position Level 17 or higher.

5. New Employees- New full-time employees or those who are promoted to a full-time non-sales position Level 17 or higher during 1999 are eligible to participate in the Bonus Plan. The bonus payment will be pro-rated accordingly for the portion of the year that the employee was employed in a full-time non-sales position Level 17 or higher or upon any other reasonable method designed to fairly compensate and recruit a new employee, with the approval of the Compensation Committee.

6. Termination- No bonus shall be paid to bonus participants who terminate employment with the Company or are terminated by the Company prior to the year end unless approved by the Compensation Committee. In the event of retirement or death, the employee or his\her beneficiary will receive a pro-rated portion of the bonus.

7. Time of Payment- Bonus payments shall be distributed following the completion of the audit of the financial statement(s) for the Company for the year 1999.

8. Bonus Percentages- The distribution of the bonus payments to participants shall be limited according to the following percentage ranges:

         Chairman,  CEO,  President                 12.5 - 45%
         Senior Executive Vice President            10.5 -38%
         Executive  Staff (Levels 18 through 23,
         excluding CEO, Chairman and Senior
         Executive Vice President)                  6.0 - 28%
         Senior Staff (Level 17)                    5.5 - 25%

For the purposes of administering this Bonus Plan, any offices held by a participant in an interim capacity will be credited as permanent positions.

9. Relationship to Other Bonus Plan- This Bonus Plan is substantially similar to the 1999 Management Bonus Plan for full-time non-sales employees Level 10 to Level 16. The primary differences between the Bonus Plan and the 1999 Management Bonus Plan are the percentage payments available to personnel and the personnel covered.

10. Interpretation of the Bonus Plan by the Compensation Committee- If a question as to the interpretation of the Bonus Plan arises, the Compensation Committee may interpret the Bonus Plan. The decision of the Compensation Committee is final.

11. Amendment- The Compensation Committee may not amend the Bonus Plan to materially increase the amounts payable thereunder to participants.

                                   Appendix B
                       MID ATLANTIC MEDICAL SERVICES, INC.
                      1999 NON-QUALIFIED STOCK OPTION PLAN

Article I.  Purpose, Adoption and Term of the Plan

         1.01 Purpose. The purpose of the Mid Atlantic Medical Services, Inc. 1999 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

         1.02 Adoption and Term. The Plan shall become effective on May 3, 1999, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on May 2, 2004, or such earlier date as shall be determined by the Board (as hereinafter defined); provided, however, that, in the event the Plan is not approved by a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting at or before the Company's 1999 annual meeting of holders of Common Stock, the Plan shall terminate on such date and any Options (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

Article II.  Definitions

         For purposes of the Plan, capitalized terms shall have the following meanings:

         2.01 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

         2.02     "Board" means the Board of Directors of the Company.

         2.03 "Cause" means, with respect to a Participant who is a Non-Employee Director, removal as a director by the holders of Common Stock or by the Board for cause; provided, however, that, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.

         2.04 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

2.05 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board.

                  (a) The Board may appoint more than one Committee to administer the Plan. If it appoints more than one Committee, one Committee (the "Stock Option Committee") shall have the authority to grant Options to a Participant who is either, at the Date of Grant of the Option, a "covered employee" as defined in Section 162(m) or who is subject to Section 16 of the Exchange Act; however, such Committee shall also have the authority to grant Options to other Participants. The Stock Option Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant Options to a Participant who is either a "covered employee" or subject to Section 16 of the Exchange Act, in which case the Board may also administer the Plan and the term "Committee" as used herein shall also include the Board. The other Committee (the "Select Committee") shall be composed of at least one director, who may be an officer of the Company. The Select Committee shall have authority to grant Options to a Participant who is not, at the Date of Grant of the Option, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

                  (b) The Board may, from time to time, appoint members of each Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee.

                  (c) The Stock Option Committee and the Select Committee shall each have the power and authority to administer the Plan in accordance with
Article III with respect to particular classes of Participants (as specified in Section 2.05(a)) and, when used herein, the term "Committee" shall mean either the Stock Option Committee or the Select Committee if the Board appoints more than one Committee to administer the Plan. If, however, there is a conflict between the determinations made by the Stock Option Committee and the Select Committee, the determinations made by the Stock Option Committee shall control.

     2.06 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     2.07 "Company" means Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

     2.08 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee approves the granting of such Option.

     2.09 "Disability" has the meaning specified in Section 22(e)(3) of the Code.

     2.10 "Disability Date" means the date as of which an Employee Participant is determined by the Committee to have a Disability.

     2.11 "Employee Participant" means a Participant who is not a Non-Employee Director.

     2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.14 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

     2.15 "Non-Employee Director" means each member of the Board or of the Board of Directors of Physicians Health Plan of Maryland, Inc., in each case who is not an employee of the Company or of any of its Subsidiaries; provided, however, that Francis C. Bruno shall be considered to be a Non-Employee Director.

     2.16 "Non-Employee Director Option" means an Option granted in accordance with Article VII.

     2.17 "Option Agreement" means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

     2.18 "Option" means any option to purchase Common Stock granted to an Employee Participant pursuant to Articles V and VI or to a Non-Employee Director pursuant to Article VII. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

     2.19 "Participant" means any employee of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Articles V and VI and, solely to the extent provided in Article VII, any Non-Employee Director.

     2.20  "Plan"  means  the  Mid  Atlantic   Medical   Services,   Inc.   1999
Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.

     2.21 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     2.22 "SEC" means the Securities and Exchange Commission.

     2.23 "Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

     2.24 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

     2.25 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

Article III.  Administration

         3.01 Committee. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

         3.02 Actions of the Committee. Except when the "Committee" is the "Board" in the circumstance described in the fourth sentence of Section 2.05(a), all determinations of the Committee shall be made by a majority vote of its members. A majority of a Committee's members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

Article IV.  Shares of Common Stock

         4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 8.05, 1,500,000 shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

         4.02 Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

         4.03 Shares of Common Stock Subject to Terminated Options. The Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

Article V.  Participation

         5.01 Eligible Participants. Employee Participants in the Plan shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers and key employees, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of an Employee Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Employee Participants and in determining the type and amount of their respective Options. A Participant may hold more than one Option granted under the Plan. During the term of the Plan, no Employee Participant may receive Options to purchase more than one million shares of Common Stock under the Plan.

         Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Options under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Options.

Article VI.  Stock Options

         6.01 Grant of Option. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant.

         6.02 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; provided, however, that, except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.02(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the Date of Grant.

                  (c) Exercisability. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b), (f) and
(g).

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.02(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                  (e) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant at a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

                  (f) Acceleration or Extension of Exercise Time. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.02(b).

                  (g) Exercise of Options Upon Termination of Employment. The following provisions apply to Options granted to Employee Participants:

     (i) Exercise of Vested Options Upon Termination of Employment.

     (A) Termination. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Option
Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Termination of Employment other than by reason of death or Disability, the Employee Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable at the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

     (B) Disability. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Option
Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Disability Date, the Employee Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

     (C) Death. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), in the event of the death of an Employee Participant while employed by the Company or a Subsidiary, the right of the Employee Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee Participant's death or on the date of expiration of the Option determined pursuant to Section 6.02(b), whichever is earlier.

     (ii) Expiration of Unvested Options Upon Termination of Employment. Subject to Sections 6.02(f) and 6.02(g)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant to continue to accrue service with respect to the right to exercise his or her Options.

Article VII.  Non-Employee Director Options

         7.01 Grant of Non-Employee Director Options; Exercise Price; Term. On May 3, 1999, each person who is a Non-Employee Director on such date shall be granted a Non-Employee Director Option to purchase the number of shares of Common Stock determined in accordance with Section 7.02. A Non-Employee Director shall only receive one Non-Employee Director Option on May 3, 1999, even if he or she serves as a Non-Employee Director of the Company and/or of one or more of its Subsidiaries.

         The exercise price per share for Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All Non-Employee Director Options shall have a five year term.

         7.02 Number of Shares. Each Non-Employee Director Option shall entitle the holder to purchase 5,000 shares of Common Stock; provided, however, that, if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option, his or her Non-Employee Director Option shall only entitle him or her to purchase 3,000 shares of Common Stock.

         7.03 Exercisability. Each Non-Employee Director Option shall become exercisable cumulatively in three equal installments on May 3, 2000, May 3, 2001 and May 3, 2002; provided, however, that, if a Non-Employee Director is removed for Cause, any Option held by such Non-Employee Director shall cease to continue to become exercisable on or after the date of such removal.

         7.04 Termination. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such Option shall continue to become exercisable in accordance with
Section 7.03 and may be exercised until the expiration of the stated term of the Option. Accordingly, if a Non-Employee Director is removed for Cause, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such Option, but only to the extent that (a) such Option became exercisable prior to the date of such removal and (b) it was not previously exercised.

         7.05 Other Plan Provisions. All applicable provisions of the Plan (other than Sections 6.02(f) and (g)) not inconsistent with this Article VII shall apply to Options granted to Non-Employee Directors.

Article VIII.  Terms Applicable to All Options Granted Under the Plan

         8.01 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control.

         8.02 Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

         8.03 Modification of Option After Grant. Except as provided by the Committee, in its sole and absolute discretion, in the Option Agreement or as provided in Section 8.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

         8.04 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant's Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

         8.05     Adjustments to Reflect Capital Changes; Change in Control.

                  (a) Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the amount of Non-Employee Director Options to be granted on any date under Section 7.02, the limit set forth in the last sentence of the first paragraph of Section
5.01 of the Plan, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

                  (b) Sale or Reorganization. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                  (c) Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                  (d) Changes in Control. (i) Upon the dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Sections 6.02(b) and 7.01. For purposes of this Section 8.05(d), the Company refers to Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 8.05(d).

         8.06 Surrender of Options. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

         8.07 No Right to Option; No Right to Employment.  Except as provided in
Article VII, no director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

         8.08 Options Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

         8.09 Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

         8.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

         8.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Options that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

         8.12 Captions. The captions (i.e., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         8.13 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

         8.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         8.15 Investment Representation. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

         8.16     Amendment and Termination.

                  (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole and absolute discretion, make provision in an Option Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                  (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option could have been amended or would have been exercisable or vest had the Plan not terminated.

         8.17  Costs  and   Expenses.   All  costs  and  expenses   incurred  in
administering the Plan shall be borne by the Company.

         8.18 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.